EXHIBIT 99.2



                                                          Discount Tire Building





                           PURCHASE AND SALE AGREEMENT

                                 BY AND BETWEEN

                         SCOTTSDALE THOMPSON PEAK, LLC,
                      an Arizona limited liability company,


                                       and

                             HOLUALOA ARIZONA, INC.,
                             an Arizona corporation

                                 August 30, 2004


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                                TABLE OF CONTENTS

                                                                            PAGE

1.   Sale of Property.......................................................  1

     1.1    Office Project..................................................  1
     1.2    Real Property...................................................  1
     1.3    Tenant Lease....................................................  1
     1.4    Contracts.......................................................  1
     1.5    Permits.........................................................  1
     1.6    Warranties......................................................  1

2.   Purchase Price.........................................................  2

     2.1    Deposit.........................................................  2
     2.2    Loan Assumption.................................................  2
     2.3    Balance.........................................................  2

3.   Investigation..........................................................  2

     3.1    Investigation Period............................................  2
     3.2    Purchaser's Investigative Rights................................  3
     3.3    Investigation Materials.........................................  3

4.   Title Requirements, Survey and Permitted Exceptions....................  4

     4.1    Title Evidence..................................................  4
     4.2    Survey..........................................................  4
     4.3    Title and Survey Objections.....................................  5

5.   Conditions Precedent to Closing........................................  5

     5.1    Allianz Loan....................................................  5
     5.2    Tenant Estoppel Certificate.....................................  6
     5.3    Due Performance by Seller.......................................  6
     5.4    Due Performance by Purchaser....................................  6
     5.5    Continued Accuracy of Seller's Representations and Warranties...  6
     5.6    Title Policy....................................................  6

6.   Closing; Covenants.....................................................  7

     6.1    Closing Date....................................................  7
     6.2    Seller's Obligations at Closing.................................  7
     6.3    Purchaser's Obligations at Closing..............................  8
     6.4    Closing Costs...................................................  8


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

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                            PAGE

     6.5    Prorations......................................................  9
     6.6    Tenant Reimbursements........................................... 10
     6.7    Work Letter Obligations......................................... 10
     6.8    License......................................................... 10

7.   Damage................................................................. 11

8.   Condemnation........................................................... 11

9.   Representations and Warranties; "As-Is" Sale........................... 11

     9.1    Representations and Warranties of Seller........................ 11
     9.2    "As Is" Sale.................................................... 14
     9.3    Representations and Warranties of Purchaser..................... 15

10.  Default................................................................ 15

     10.1   Default by Seller............................................... 15
     10.2   Default by Purchaser............................................ 16
     10.3   Attorneys' Fees and Costs....................................... 16

11.  Broker................................................................. 16

12.  Escrow................................................................. 17

     12.1   Escrow Agent and Escrow Procedure............................... 17
     12.2   Closing Protection Letter....................................... 17

13.  Other Contractual Provisions........................................... 17

     13.1   Assignment...................................................... 17
     13.2   Notices......................................................... 17
     13.3   Entire Agreement................................................ 18
     13.4   Applicable Law; Jurisdiction; Venue; Damage..................... 19
     13.5   Headings........................................................ 19
     13.6   Binding Effect.................................................. 19
     13.7   Counterparts.................................................... 19
     13.8   Interpretation.................................................. 19
     13.9   Severability.................................................... 19
     13.10  Time of Essence................................................. 19
     13.11  Authority of Parties............................................ 19
     13.12  No Waiver....................................................... 20


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

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                            PAGE

     13.13  IRS Reporting Requirements...................................... 20
     13.14  Agreement Not Recordable........................................ 20
     13.15  Return of Documents; Confidentiality............................ 20
     13.16  Survival........................................................ 20
     13.17  Like-Kind Exchange.............................................. 20


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                           PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT (the "AGREEMENT") is made as of the 30th day of August, 2004 (the "EXECUTION DATE"), by and between SCOTTSDALE THOMPSON PEAK, LLC, an Arizona limited liability company ("SELLER"), and HOLUALOA ARIZONA, INC., an Arizona corporation ("PURCHASER").

                              W I T N E S S E T H:

     WHEREAS, Seller is the owner of that certain Property (as hereinafter defined) located at 20225 North Scottsdale Road, Scottsdale, Maricopa County, Arizona; and

     WHEREAS, Seller desires to sell and Purchaser desires to purchase the Property upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, Seller and Purchaser agree as follows:

     1. SALE OF PROPERTY. Seller agrees to sell to Purchaser and Purchaser agrees to purchase from Seller the following (collectively, the "PROPERTY"):

               1.1 OFFICE PROJECT. The office project (the "PROJECT") as more particularly described on EXHIBIT A attached hereto, which shall include the Real Property, Tenant Lease, Contracts, Permits and Warranties (as each such term is defined herein) with respect to the Project.

               1.2 REAL PROPERTY. That parcel of land more particularly described on EXHIBIT B attached hereto (the "Land"), together with (i) all building structures located on the Land and all improvements and fixtures owned by Seller located on the Land (collectively, the "IMPROVEMENTS"), and (ii) all rights, privileges, servitudes and appurtenances thereunto belonging or appertaining (collectively, the "REAL PROPERTY").

               1.3 TENANT LEASE. All right, title and interest of the landlord under the Bondable Net Lease Agreement for the Project, together with all amendments or modifications thereto and guaranties thereof listed on EXHIBIT C attached hereto, subject to SECTIONS 6.6 AND 6.7 hereof (the "TENANT LEASE").

               1.4 CONTRACTS. All right, title and interest of Seller in and to all service and maintenance contracts, equipment leases and other contracts, if any, related to the Project (the "CONTRACTS").

               1.5  PERMITS.  Seller's  interests  in  the  licenses,   permits,
          certificates   of  occupancy  and  franchises  for  the  Project  (the
          "PERMITS"), to the extent such Permits are assignable.

               1.6 WARRANTIES. A nonexclusive assignment of Seller's interests in all unexpired warranties and guaranties given by third parties unaffiliated with Seller to, assigned to or benefiting Seller and relating to the Real Property regarding the acquisition, construction, design, use, operation, management or maintenance of the Real Property or Personal Property (the "WARRANTIES"), to the extent such Warranties are assignable.

     2. PURCHASE PRICE. Purchaser shall pay to Seller, as consideration for the purchase of the Property, the sum of Thirty-One Million Four Hundred Thousand Dollars ($31,400,000.00) (the "PURCHASE PRICE"), payable as follows:

          2.1 DEPOSIT. Within two (2) business days after full execution of this Agreement, Purchaser shall deliver by cashier's check or wire transfer to Stewart Title & Trust of Phoenix, Inc., 6263 North Scottsdale Road, Suite 125, Scottsdale, Arizona 85250, Attn: Lynne Russell ("ESCROW AGENT"), the sum of Five Hundred Thousand Dollars ($500,000.00), of which the amount of One Hundred Thousand Dollars ($100,000.00) (the "HARD DEPOSIT") shall be absolutely nonrefundable for any reason, except in the event of Seller's default under this Agreement, and immediately released to Seller (with the remaining balance of $400,000.00, together with and including all accrued interest thereon, being hereinafter referred to as the "DEPOSIT"). The Escrow Agent is directed to hold the Deposit in an interest-bearing account with a commercial bank located in Phoenix, Arizona. The Deposit and Hard Deposit shall be applied against the Purchase Price at the Closing.

          2.2 LOAN ASSUMPTION. Concurrently with the Closing, Purchaser shall assume and agree to pay the unpaid principal balance of approximately Nineteen Million Two Hundred Sixteen Thousand Nine Hundred Fifty-Nine and 93/100 Dollars ($19,216,959.93) of the Allianz Loan (as hereinafter defined in SECTION 5.1). Any difference between such approximate unpaid principal balance and the actual unpaid principal balance of the Allianz Loan due as of the Closing shall be reflected in the balance of the Purchase Price payable pursuant to SECTION 2.3 below.

          2.3 BALANCE. The balance of the Purchase Price, plus or minus prorations and other adjustments as provided in this Agreement, if any, shall be due at Closing and shall be paid by wire transfer of immediately available funds paid to Escrow Agent by 11:00 a.m. on the Closing Date (as hereinafter defined).

     3.   INVESTIGATION.

          3.1 INVESTIGATION PERIOD. Seller acknowledges that, to enable Purchaser to proceed with this transaction, Purchaser will undertake or cause to have undertaken certain tests and studies, including but not limited to engineering and environmental studies and such other tests and studies that Purchaser, in its sole discretion, deems necessary (hereinafter collectively referred to as "TESTS AND STUDIES"), so as to determine whether, in Purchaser's sole discretion, it would be feasible, economically or otherwise, to go forward with Purchaser's acquisition of the Property. Purchaser shall have from the Execution Date of this Agreement until 5:00 p.m., M.S.T., on September 10, 2004 (herein, the "INVESTIGATION PERIOD") in which to determine the feasibility of its acquisition of the Property. If for any reason whatsoever during the Investigation Period Purchaser determines, in Purchaser's sole discretion, that the Property is not feasible for Purchaser's purposes, then Purchaser shall have the right to terminate this Agreement on or before the expiration of the Investigation Period, whereupon Escrow Agent shall return


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

     the Deposit to Purchaser immediately thereafter, and neither party shall thereafter have any further obligations or liabilities to the other hereunder, except for those matters which specifically survive the expiration or termination of this Agreement. A failure to notify Seller and Escrow Agent in writing on or before the expiration of the Investigation Period that Purchaser has waived its right to terminate this Agreement pursuant to this SECTION 3.1 shall be deemed as notice to Seller that Purchaser has determined that the Property is not feasible for Purchaser's purposes and the contingency contained in this SECTION 3.1 shall be deemed not satisfied as of such date.

          3.2 PURCHASER'S INVESTIGATIVE RIGHTS. Purchaser and its agents, contractors or employees shall have the right to enter upon the Property at all reasonable times for the purpose of performing its Tests and Studies, provided such activities shall not damage the Property or interfere with the rights of the tenant ("TENANT") under the Tenant Lease. Purchaser shall give Seller and the Tenant reasonable prior written notice before Purchaser enters upon the Property and, with respect to any invasive Tests and Studies at the Property, Purchaser shall obtain the prior written approval of Seller thereto prior to conducting any invasive Tests and Studies, which approval shall not be unreasonably withheld, conditioned or delayed. Purchaser shall restore the Property to its condition prior to such Tests and Studies; provided, however, that Purchaser's restoration shall be limited to the damage or other change to the condition of the Property caused by Purchaser or its agents, contractors, employees or other representatives in connection with such Tests and Studies. Purchaser in conducting such Tests and Studies shall not disrupt the ordinary course of business of the Tenant at the Property. Purchaser shall keep the Property free of all liens in connection with its Tests and Studies of the Property and shall cause all such liens to be removed immediately upon its being notified of same. Purchaser shall indemnify, defend, protect and hold harmless Seller against any liabilities, claims and damages, including without limitation any Tenant claims and any property damage or personal injury or claim of lien against the Property, resulting from Purchaser's Tests and Studies (including, without limitation, reasonable attorneys' fees and expenses paid or incurred by Seller during litigation, if any, and the costs of enforcing this indemnity), which indemnity shall survive the Closing or the expiration, cancellation or termination of this Agreement. Purchaser shall cause any consultants retained by Purchaser that will be conducting invasive Test and Studies to name Seller as an additional insured on their policies of liability insurance with minimum limits and coverages as may be reasonably approved by Seller. Purchaser shall promptly deliver to Seller copies of any Tests and Studies undertaken by Purchaser (excluding Purchaser's internal analyses, reports and communications concerning such Tests and Studies conducted by Purchaser or its affiliates), including, without limitation, any environmental assessment prepared with respect to the Property, in the event the Closing does not occur and such failure to close is not by reason of Seller's default under this Agreement. In addition to the rights granted to Purchaser under this
     SECTION 3.2, Purchaser may, at Purchaser's option, undertake to interview the Tenant during the Investigation Period; provided, that such interview shall be upon reasonable prior written notice to Seller, and a representative of Seller may be present during such interview.

          3.3 INVESTIGATION MATERIALS. Seller has furnished to Purchaser, to the extent applicable to the Property and in the possession of Seller of Seller's Affiliates (as defined in SECTION 9.2 below), copies of the Contracts, the Tenant Lease and all written correspondence with the Tenant,


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     the Permits, the Warranties,  a list of the Personal Property,  the Allianz
     Loan documents, as-built plans and specifications, the design documents, reference documents and final plans and specifications referenced in Exhibits "B-2", "B-3" and "B-4" to the Tenant Lease, environmental studies, engineering reports, topographic maps, copies of real estate and personal property statements and statements of special assessments during the period of Seller's ownership, copies of all written notices of violations, if any, of any applicable laws, including, without limitation, the Americans With Disabilities Act and zoning and environmental laws, the occupancy permit, Seller's financial cash statements for the Property during the entire period of Seller's ownership of the Property, insurance policies and claims, contractor bids for any proposed capital expenditures, roof and mechanical inspections, and other relevant documents relating to the Property (the "INVESTIGATION MATERIALS"). Purchaser shall use all such Investigation Materials solely for Purchaser's evaluation and investigation of the Property. Purchaser acknowledges that any financial statements of the Tenant in Seller's possession will be made available for review by Purchaser only at Seller's office; however, copies of such financial statements will be provided to Purchaser after the expiration of the Investigation Period if Purchaser has not then terminated this Agreement. If Purchaser should terminate this Agreement or otherwise not close on the purchase of the Property hereunder for any reason, Purchaser shall immediately return all such Investigation Materials, together with all copies hereof, to Seller, and shall otherwise discontinue any use of such Investigation Materials.

     4.   TITLE REQUIREMENTS, SURVEY AND PERMITTED EXCEPTIONS.

          4.1 TITLE EVIDENCE. Seller has furnished to Purchaser an extended coverage owner's Commitment for Title Insurance, No. 04100124, dated July 29, 2004 (the "TITLE COMMITMENT") covering the Real Property (together with legible copies of the exception documents referenced therein) issued by Stewart Title Guaranty Company (the "TITLE INSURER"), pursuant to which the Title Insurer will issue to Purchaser, upon the Closing of the purchase of the Property, an extended coverage owner's title insurance policy for the Property in the amount of the Purchase Price, which policy shall include at Purchaser's expense an owner's comprehensive endorsement and a survey endorsement with respect to the Survey (the "TITLE POLICY"). Excluding the Allianz Loan, Seller shall caused to be released in full, on or before the Closing, any monetary liens created by Seller against the Property; provided, however, that Seller at its cost may obtain an endorsement to the Title Policy to provide coverage to be issued to Purchaser for any mechanic's or materialmen's liens caused by Seller against the Property, but only if the existence of such mechanic's or materialmen's liens are acceptable to the Lender, do not violate the terms of the Tenant Lease, and such endorsement covers costs of defense and is otherwise in form and substance reasonably acceptable to Purchaser.

          4.2 SURVEY. Seller and Purchaser each has received an updated ALTA/ACSM land title survey of the Property certified by Gilbertson Associates, Inc., dated August 17, 2004, Job No. 1026001 (the "SURVEY"). The Survey names or shall be revised to name Seller, Purchaser, its permitted assigns hereunder, the Title Insurer and the holder of the Allianz Loan ("LENDER") as certified parties, and shall otherwise be sufficient to meet the Title Insurer's requirements for issuance of the Title Policy and any requirements that Lender may have in connection with


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     its approval of the Loan  assumption.  Seller solely shall be obligated for the cost of the updated Survey.

          4.3 TITLE AND SURVEY OBJECTIONS. On or before the expiration of the Investigation Period, Purchaser may give Seller and Escrow Agent written objections ("OBJECTIONS") to the contents of the Title Commitment or the Survey. Purchaser's failure to make objections within such Investigation Period shall constitute Purchaser's waiver of Objections. Any matter shown on the Title Commitment or on the Survey which is not objected to by Purchaser (and in any event the Allianz Loan) shall be a "PERMITTED EXCEPTION" hereunder. Seller will have five (5) days after its receipt of the Objections to attempt to cure the Objections. If Seller is unwilling or unable to cure the Objections within the period of time specified in the preceding sentence, Purchaser's sole remedy shall be to elect only one of the following by delivering written notice thereof to Seller and the Escrow Agent within ten (10) days after Seller's receipt of the Objections:

               (a) Terminate this Agreement and receive a refund of the Deposit, in which event neither party shall have any further rights or obligations hereunder except for those matters which specifically survive the expiration or termination of this Agreement; or

               (b) Waive the Objections (whereupon such previously objected to item shall thereafter be deemed to be an additional Permitted Exception hereunder) and proceed to close on the Property subject thereto. If Purchaser does not timely make the required election in writing, then Purchaser shall be deemed to have made the election provided in this SECTION 4.3(B).

     5. CONDITIONS PRECEDENT TO CLOSING. Closing of the purchase of the Property hereunder shall be and hereby is conditioned upon satisfaction of each of the following conditions (collectively, the "CONDITIONS PRECEDENT"):

          5.1 ALLIANZ LOAN. Concurrently with the Closing, Purchaser (or its permitted assign hereunder) shall assume, and Seller and JDMD Investments, L.L.C., an Arizona limited liability company as guarantor ("GUARANTOR"), shall be released from, all unaccrued obligations and payments then remaining under the promissory note payable to the order of Allianz Life Insurance Company of North America in the original principal amount of Twenty Million Dollars ($20,000,000.00), the Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement recorded at Recorder's No. 20021328713, Official Records of Maricopa County, Arizona, which secures such promissory note and all related documents in connection therewith (collectively, the "ALLIANZ LOAN"), upon such terms and conditions as are reasonably acceptable to Seller, Guarantor, Purchaser and the Lender (the "ALLIANZ LOAN ASSUMPTION AND RELEASE"). Notwithstanding the foregoing to the contrary, in no event shall Purchaser be required to accept any proposed material changes in the terms of the Allianz Loan or any requirement by the Lender that the Allianz Loan be guarantied, except for replacement of any existing guaranty or indemnity by Holualoa Arizona, Inc. The documentation evidencing the Allianz Loan Assumption and Release shall contain certifications by the Lender: (i) to the effect that the Allianz Loan is in full force and effect and listing each and every modification to the Allianz Loan; (ii) the amounts held in each impound,


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     reserve or repair  account  relating to the Allianz  Loan (for which Seller shall receive a credit at the Closing); (iii) to the effect that all payments of principal and interest due are current; and (iv) to the effect that there are no defaults under the Allianz Loan. Purchaser has initiated and will pursue with commercially reasonable diligence the Allianz Loan Assumption and Release. Purchaser solely shall be obligated for the transfer fee and all costs and expenses imposed by the Lender in connection with the Allianz Loan Assumption and Release.

          5.2 TENANT ESTOPPEL CERTIFICATE. Purchaser shall have received on or before fourteen (14) days prior to the Closing an estoppel certificate in substantially the form attached hereto as EXHIBIT D from the Tenant. Seller shall use commercially reasonable efforts to obtain the estoppel certificate from the Tenant, but Seller shall not be required to expend monies or make concessions or institute litigation in order to obtain such estoppel certificate.

          5.3 DUE PERFORMANCE BY SELLER. Seller shall not be in breach of any of its material obligations under this Agreement.

          5.4 DUE PERFORMANCE BY PURCHASER. Purchaser shall not be in breach of any of its material obligations under this Agreement.

          5.5 CONTINUED ACCURACY OF SELLER'S REPRESENTATIONS AND WARRANTIES. Seller's representations and warranties contained in this Agreement remain true and correct as of the Closing Date.

          5.6 TITLE POLICY. Title Insurer has issued, or remains irrevocably committed to Purchaser to issue promptly after the Closing, the Title Policy, subject only to the Permitted Exceptions.

If the Condition Precedent in SECTION 5.1 above has not been satisfied on or before the Closing Date, this Agreement may be canceled by Seller or Purchaser by written notice to the other party and to the Escrow Agent given on or before the Closing Date. If the Condition Precedent in SECTION 5.4 has not been satisfied on or before the Closing Date, this Agreement may be cancelled by Seller by written notice to Purchaser and to the Escrow Agent given on or before the Closing Date. If the Conditions Precedent in SECTIONS 5.2, 5.3, 5.5 OR 5.6 above have not been satisfied on or before the Closing Date, this Agreement may be cancelled by Purchaser by written notice to Seller and to the Escrow Agent given on or before the Closing Date. Upon any such cancellation, other than a cancellation by Seller by reason of the failure of the Condition Precedent in
SECTION 5.4, the Deposit shall be refunded and returned to Purchaser. The Parties shall be deemed to have waived any unsatisfied Conditions Precedent if and when the Closing occurs.


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     6.   CLOSING; COVENANTS.

          6.1 CLOSING DATE. The consummation of the purchase of the Property contemplated by this Agreement (the "CLOSING") shall take place in Phoenix, Arizona, at the offices of the Escrow Agent on the date that is ten (10) days after the last to occur of: (i) the expiration of the Investigation Period; (ii) the date Seller cures any Objections pursuant to SECTION 4.3 or the date Purchaser gives written notice to Seller and Escrow Agent pursuant to SECTION 4.3(B), or (iii) the date the Condition Precedent in
     SECTION 5.1 of the Agreement is satisfied (the "CLOSING DATE"). Subject to the proviso at the end of this sentence, but notwithstanding anything else to the contrary, if the Closing Date has not occurred on or before November 1, 2004, this Agreement may be cancelled upon Seller or Purchaser giving written notice of cancellation to the other party and to the Escrow Agent before the Closing occurs; provided, that if Purchaser has pursued the Allianz Loan Assumption and Release with commercially reasonably diligence, but the Allianz Loan Assumption and Release has not been consummated on or before November 1, 2004, then the November 1, 2004 deadline for the occurrence of the Closing Date shall be extended to December 1, 2004, or the date that is ten (10) days after the consummation of the Allianz Loan Assumption and Release, whichever first occurs, solely for the purpose of consummating the Allianz Loan and Assumption.

          6.2 SELLER'S OBLIGATIONS AT CLOSING. On the Closing Date, Seller shall execute and/or deliver to Purchaser, through the Escrow Agent as applicable, the following:

               (a) DEED. A Special Warranty Deed, in the form attached hereto as EXHIBIT E, conveying the Real Property to Purchaser, together with an Affidavit of Real Property Value as required by law.

               (b) ASSIGNMENT AND ASSUMPTION OF LEASE. An Assignment and Assumption of Lease, in the form attached hereto as EXHIBIT F (the "ASSIGNMENT AND ASSUMPTION OF LEASE"), assigning Seller's landlord interest in the Tenant Lease to Purchaser, subject to SECTIONS 6.6 AND
          6.7 hereof.

               (c) ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND PERMITS. A Blanket Transfer, Assignment and Assumption, in the form attached hereto as EXHIBIT G (the "BLANKET ASSIGNMENT"), assigning Seller's interest in the Contracts, Permits and Warranties for the Property to Purchaser.

               (d) NOTICE TO TENANT. A notice to the Tenant in the form attached hereto as EXHIBIT H.

               (e)  ASSUMPTION   AND  RELEASE.   The   assumption   and  release
          agreements concerning the Allianz Loan as contemplated by SECTION 5.1 hereof.

               (f) TENANT ESTOPPEL CERTIFICATE. A Tenant estoppel certificate as contemplated by SECTION 5.2 hereof.

               (g) ORIGINAL DOCUMENTS. Originals of the Tenant Lease, the Contracts, the Permits, and the Warranties to the extent in the possession of Seller or Seller's Affiliates.

               (h) FIRPTA AFFIDAVIT. A non-foreign affidavit properly executed and containing such information as is required by IRC Section 1445(b)(2) and its regulations.

               (i)  TITLE   DOCUMENTS.   Such  affidavits  of  Seller  or  other
          documents as may be reasonably required by Title Insurer in order to record the Closing documents and issue the Title Policy.

               (j)  ADDITIONAL  DOCUMENTS.   Such  other  documents  as  may  be
          required by the terms and conditions of this Agreement.

          6.3  PURCHASER'S   OBLIGATIONS  AT  CLOSING.   On  the  Closing  Date,
     Purchaser shall execute and/or deliver to Seller, through the Escrow Agent as applicable, the following with respect to the Project:

               (a) PURCHASE PRICE. The Purchase Price payable at Closing by wire transfer received no later than 11:00 a.m., M.S.T., on the Closing Date.

               (b) ASSIGNMENT AND ASSUMPTION OF LEASE. The Assignment and Assumption of Lease.

               (c)  BLANKET ASSIGNMENT. The Blanket Assignment.

               (d)  ASSUMPTION   AND  RELEASE.   The   assumption   and  release
          agreements concerning the Allianz Loan as contemplated by SECTION 5.1 hereof.

               (e) TITLE DOCUMENTS. Such affidavits of Purchaser or other documents as may be reasonably required by Title Company in order to record the closing documents and issue the Title Insurance Policy.

               (f)  ADDITIONAL  DOCUMENTS.   Such  other  documents  as  may  be
          required by this Agreement, including an Affidavit of Real Property Value as required by law.

          6.4  CLOSING COSTS.

               (a) Seller shall pay the following fees, costs and expenses in connection with the Closing:

                    (i) All recording fees, transfer taxes, if any, and all documentary stamps payable upon the recording of the Special Warranty Deed in connection with the conveyance of the Real Property;

                    (ii) The premium payable for the standard  coverage  portion of the Title Policy of title insurance, plus one-half of Escrow Agent's escrow fees; and

                    (iii) Seller's  costs  of  document   preparation   and  its
               attorneys' fees.

               (b) Purchaser shall pay the following fees, costs and expenses arising in connection with the Closing:

                    (i) All costs and expenses of Tests and Studies incurred by Purchaser;

                    (ii) All fees,  costs and  expenses  imposed  by the  Lender associated with the assumption and release of the Allianz Loan contemplated by SECTION 5.1 above;

                    (iii) The premium payable for the extended coverage  portion of the Title Policy and all endorsements thereto requested by Purchaser, plus one-half of Escrow Agent's escrow fees; and

                    (iv) Purchaser's  cost  of  document   preparation  and  its
               attorneys' fees.

          6.5 PRORATIONS. The following items as applicable to the Property shall be prorated between Seller and Purchaser as of 12:01 a.m. on the Closing Date (the "PRORATION DATE"):

               (a) PROPERTY TAXES. City, state and county ad valorem taxes and all general and special assessments payable during the calendar year of Closing.

               (b) OPERATING EXPENSES AND UTILITY CHARGES. Sanitary sewer taxes, utility charges and any other operating expenses associated with the operation of the Property, if any. Seller shall endeavor to obtain final readings for electricity and utility charges for the Project as of the Closing Date. All other items of accrued or prepaid income and expenses (except delinquent rents) shall be prorated on an accrual basis up to and including the Proration Date on the basis of the most recent ascertainable amounts of or other reliable information in respect to each such item of income and expense.

               (c) ALLIANZ LOAN. Principal and interest payments due under the Allianz Loan.

               (d) RENTS. Basic Rent and Additional Rent (as defined in the Tenant Lease) and other charges payable by the Tenant to the landlord under the Tenant Lease (collectively, the "RENTS"). If on the Closing Date the Tenant is delinquent for a period of ten (10) days or less in the payment of Rents, a prorated share of the delinquent Rents shall be credited in favor of Seller. If on the Closing Date the Tenant is delinquent for a period of more than ten (10) days in the payment of

          Rents, then no proration of the delinquent Rents shall be made at Closing, and, after Closing, Seller shall have the right to proceed against the Tenant for collection of such delinquent Rents, which proceedings may include litigation for damages, but not eviction from or dispossession of the leased premises. Purchaser shall diligently cooperate in good faith, without cost or expense to Purchaser, with Seller in Seller's collection efforts. If Seller recovers any such delinquent Rents, the same shall be distributed in the following order of priority: (i) to Seller for delinquent Rents due or accrued from the Tenant prior to the Proration Date, then (ii) the balance to Purchaser; if Purchaser recovers any such delinquent Rents, the same shall be distributed in the following order of priority: (i) to Purchaser for Rents due or accrued from the Tenant from and after the Proration Date, then (ii) the balance to Seller.

     All of the prorations required by this SECTION 6.5 shall account for and reflect the direct payment (or contributions to the payment) by the Tenant under the terms of the Tenant Lease of the items to be prorated. Also, Seller and Purchaser acknowledged that, pursuant to the Allianz Loan documents, all rental payments due under the Tenant Lease are required to be made directly to the Lender, subject to agreed-upon disbursements as set forth in the Allianz Loan documents.

          6.6 TENANT REIMBURSEMENTS. Seller and Purchaser acknowledge and agree that, pursuant to the Tenant Lease and the separate agreement between Original Landlord and Tenant referenced in Section 4 of the Second Amendment to Bondable Net Lease Agreement, the Tenant may be required to reimburse Opus West Corporation, the original landlord under the Tenant Lease ("ORIGINAL LANDLORD") for certain costs incurred by Original Landlord in the completion of the Improvements being constructed by Original Landlord for such Tenant, including without limitation those items described in the next-to-last paragraph of SECTION 2 of the Work Letter attached as Exhibit "B-1" to the Tenant Lease, and the Tenant may owe to Original Landlord other sums that have accrued prior to the Closing Date. All such sums shall remain the exclusive property of Original Landlord and shall not be deemed to have been conveyed to Purchaser hereunder. Seller and Purchaser also acknowledge and agree that, pursuant to the Purchase and Sale Agreement dated July 17, 2002, between Original Landlord, as seller, and Stratford American Corporation, as purchaser, the Original Landlord has the right to proceed against the Tenant for collection of any such amounts, which proceedings may include instituting litigation for damages, but not eviction from or dispossession of the leased premises. The provisions of this SECTION 6.6 shall survive the Closing.

          6.7 WORK LETTER OBLIGATIONS. Seller and Purchaser acknowledge that, pursuant to Article II and the first paragraph of Exhibit "B-1" of the Tenant Lease, all warranties, rights and obligations of the Original Landlord under the Tenant Lease that are set forth in Exhibit "B-1" to the Tenant Lease remain the personal warranties, rights and obligations of Original Landlord and do not transfer to Purchaser as the successor landlord under the Tenant Lease.

          6.8 LICENSE. Seller and Purchaser acknowledge that the Original Landlord has an irrevocable license to enter the Property for its and its affiliates' employees, contractors, materialmen and laborers to exercise all rights and perform all obligations of the landlord under Exhibit "B-1" to the Tenant Lease, including without limitation the completion of the Landlord's Improvements (as defined in the Tenant Lease). Each of Seller and Purchaser shall reasonably cooperate with Original Landlord to allow it to exercise its rights and perform its obligations under Exhibit "B-1" to the Tenant Lease. The provisions of this SECTION 6.8 shall survive the Closing.

     7. DAMAGE. If, prior to the Closing Date, all or any material part of the Property is substantially damaged by fire, casualty, the elements or any other cause, Seller shall immediately give notice to Purchaser of such fact and at Purchaser's option (to be exercised by Purchaser giving notice thereof to Seller and Escrow Agent prior to the earlier of the Closing Date or fifteen (15) days after Seller's notice to Purchaser), this Agreement shall terminate, in which event neither party will have any further obligations under this Agreement, except for those obligations which expressly survive the termination of this Agreement, and the Deposit shall be refunded to Purchaser. If Purchaser fails to timely terminate despite such substantial damage, or if the Property is damaged but not substantially, there shall be no reduction in the Purchase Price, and Seller shall assign to Purchaser at the Closing all of Seller's right, title and interest in and to the proceeds of all insurance related to such damage (except that Seller shall not assign, and Seller shall retain, the proceeds of any rent loss insurance relating to the period prior to Closing) along with Seller's payment to Purchaser of an amount equal to any insurance deductibles related to such damage. For purposes of this Section, the words "substantially damaged" mean damage that would cost Five Hundred Thousand and No/100ths Dollars ($500,000.00) or more to repair. During the pendency of this Agreement, Seller shall maintain casualty insurance on the Property in accordance with the requirements of the Allianz Loan and so as to not require co-insurance, subject only to any permitted deductible.

     8. CONDEMNATION. If, prior to the Closing Date, eminent domain proceedings are commenced against all or any part of the Property, Seller shall immediately give notice to Purchaser of such fact and at Purchaser's option (to be exercised by Purchaser giving notice thereof to Seller and Escrow Agent prior to the earlier of the Closing Date or fifteen (15) days after Seller's notice to Purchaser), this Agreement shall terminate, in which event neither party will have further obligations under this Agreement, except for those obligations which expressly survive the termination of this Agreement, and the Deposit shall be refunded to Purchaser. If Purchaser fails to timely terminate despite such eminent domain proceedings, there shall be no reduction in the Purchase Price, and Seller shall assign to Purchaser at the Closing all of Seller's right, title and interest in and to any award made or to be made in the eminent domain proceedings. Except as expressly set forth in SECTION 7 or this SECTION 8, the risk of loss or damage to the Property until the Closing shall be borne by Seller.

     9.   REPRESENTATIONS AND WARRANTIES; "AS-IS" SALE.

          9.1 REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represents and warrants to Purchaser that the following are true and correct as of the Execution Date of this Agreement and, subject to the last paragraph of this SECTION 9.1, shall be true and correct as of the Closing
     Date:

               (a)  Seller  is  an  Arizona  limited   liability   company  duly
          organized under the laws of the State of Arizona and is authorized to consummate the transactions contemplated by this Agreement.

               (b) The execution of this Agreement and all documents and instruments executed pursuant to this Agreement by Seller, the delivery thereof to Purchaser, Seller's performance hereof and the transactions contemplated hereby have been duly authorized by all requisite action on the part of Seller and do not conflict with or result in a violation of Seller's articles of organization, operating agreement or any judgment, order or decree of any court or proceeding to which Seller is a party, and all such documents are valid and binding obligations of Seller and are enforceable in accordance with their terms.

               (c) Seller has received no written notice of the actual or threatened reduction or curtailment of any utility service now supplied to the Property.

               (d) Seller is not a "foreign person", "foreign partnership", "foreign trust" or "foreign estate" as those terms are defined in
          Section 1445 of the Internal Revenue Code.

               (e)  To  Seller's  knowledge,  there  is no  action,  litigation, investigation, condemnation or similar proceeding pending or threatened of any kind against any portion of the Property which would have a material adverse effect upon any portion of the Property.

               (f) To Seller's knowledge and except as may be disclosed in any environmental assessment (i) delivered to Purchaser as part of the Investigation Materials or (ii) received by Purchaser during the Investigation Period, there has been no production, disposal, storage or release on the Property of any hazardous substances or material or hazardous waste or pollutant (as that term is defined in A.R.S.
          Section 49-201 (23)) or other toxic or radioactive substance or matter by Seller in violation of applicable statutes, laws, rules or regulations, including those materials identified in Section 49-921 of the Arizona Revised Statutes and Title 40, Part 261 of the Code of Federal Regulations, as they may be amended from time to time, and including those materials subject to regulation under the Resource Conservation and Recovery Act (as amended by the Hazardous and Solid Waste Amendments of 1984), the Comprehensive Environmental Response, Compensation and Liability Act (as amended by the Superfund Amendments and Reauthorization Act of 1986), or any other applicable Federal, state or local environmental protection law or regulation (collectively, "Hazardous Materials"). To Seller's knowledge and except as may be disclosed in any environmental assessment (i) delivered to Purchaser as part of the Investigation Materials or (ii) received by Purchaser during the Investigation Period, there is no governmental proceeding or inquiry by any authority with respect thereto, and Seller has not received any written notice from any governmental authority of any violation of the above-mentioned statutes, laws, rules or regulations, and there exist no underground or above-ground storage tanks, asbestos or PCBs on the Property in violation of applicable statutes, laws, rules or regulations.

               (g) Except for the Tenant Lease, there will be no other existing leases and/or tenancies affecting all or any portion of the Property as of the Closing Date. Seller has paid all municipal privilege license (sales) taxes and county transactional privilege taxes due by reason of the rental income received by Seller under the Tenant Lease. Subject to the Allianz Loan and to the provisions of Sections 6.6, 6.7 and 6.8 hereinabove, Seller holds all right, title and interest of the Landlord under the Tenant Lease.

               (h) The Investigation Materials delivered to Purchaser are true and complete copies of the Investigation Materials in the possession of Seller or Seller's Affiliates.

               (i) Seller has not received notice from any governmental agency or official, whether federal, state or local, that the Property or any operations conducted thereon, whether currently or in the past, is or was in violation of any law, rule, ordinance or regulations.

               Whenever any representation or warranty of Seller is stated in this Agreement to be "to Seller's knowledge", "to Seller's actual knowledge" or "to the best of Seller's knowledge", such words shall mean and be strictly limited and confined to the actual present knowledge, without any obligation of inquiry or investigation, of Mel
          L. Shultz and David Eaton. Notwithstanding anything to the herein to the contrary, Mr. Shultz and Mr. Eaton shall not have any personal liability or liability whatsoever with respect to any matters set forth in this Agreement or Seller's representations and/or warranties herein being or becoming untrue, inaccurate or incomplete in any respect. Seller's representations and warranties as contained herein shall survive the Closing Date for a period of eighteen (18) months, but not thereafter, it being the intention of the parties that all suits or actions for breach of any such representations or warranties herein, and any action for indemnity against liabilities resulting from any such breach, must identify any such representations or warranties breached, and must be brought within such one-year period or they shall be forever barred; provided, however, Seller shall have no liability whatsoever to Purchaser with respect to a breach of any of the representations and warranties herein contained if Purchaser obtains actual knowledge of a fact or circumstance the existence of which would constitute a breach of Seller's representations and warranties hereunder prior to the Closing Date. In such event, if Purchaser proceeds to Closing, without exercising the right of termination set forth above, each representation or warranty shall be deemed automatically amended to conform with the actual knowledge of Purchaser as of the Closing Date, and Seller shall have no liability whatsoever for such previously inaccurate representation or warranty. The representations and warranties herein contained shall be deemed automatically modified to the extent information contained in Tenant's estoppel certificate delivered to Purchaser prior to Closing, or in the Title Commitment or the exception documents referenced therein, in the Survey, or in any environmental assessment received by Purchaser during the Investigation Period is inconsistent with the matters covered herein. To the extent that Seller's representations and warranties herein contained are breached or become inaccurate after the Execution Date by events or circumstances caused by persons or parties other than Seller or Seller's Affiliates, such breach or inaccurate representations and warranties shall continue to be a Condition Precedent in accordance with SECTION 5.5 above, but Seller shall have no liability whatsoever for such breached or inaccurate representations or warranties.

          9.2 "AS IS" SALE. Except as expressly provided in this Agreement, Purchaser acknowledges that neither Seller, nor any member, manager, employee, agent, representative or affiliate of Seller (collectively, "SELLER'S AFFILIATES"), has made any statement, representation or promise (whether oral or in writing) regarding the subject matter of this transaction or the Property, including without limitation any statement or representation as to the physical nature or condition of the Property, soil and subsoil conditions, environmental conditions, surface water, underground water, the Property's feasibility for any particular purpose, the Property's zoning, development, use, potential use or operation, the value of the Property, compliance of the Property or its operation with law, or any other matter or thing affecting or related to the Property or any use, development, enjoyment or operation thereof. Purchaser acknowledges and agrees that Purchaser will conduct its own investigations and studies of the Property and all aspects thereof, including without limitation the Property's characteristics, its physical condition (including any defects therein), all legal requirements applicable thereto, the operation and use thereof, the environmental condition of the Property and all matters described in the preceding sentence; if for any reason whatsoever Purchaser is precluded by Seller from conducting such investigations and studies, Purchaser shall be required to give written notice thereof to Seller prior to the expiration of the Investigation Period. Purchaser, by its approval of its review of the Property during the Investigation Period and by its payment of the Purchase Price and acquisition of the Property, acknowledges that Purchaser has approved all such investigations and studies and the Property and all aspects thereof, including all items described in the preceding sentences. Except as expressly provided in SECTION 9.1, Purchaser agrees that Purchaser is acquiring the Property in its present condition and state of repair, "AS IS, WHERE IS", with all defects, faults and liabilities, patent or latent. Except as expressly provided in SECTION 9.1, by so acquiring the Property,
     (i) Purchaser unconditionally releases Seller and Seller's Affiliates from all contract and/or tort claims, liabilities, actions, costs and expenses of any kind or nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, which it now or hereafter may have arising out of or relating to the Property, the physical condition of the Property, any governmental law or regulation (including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act, the Americans With Disabilities Act and other environmental laws ) applicable to the Property and the presence of any hazardous substances and/or hazardous materials on, in or about the Property, and (ii) Purchaser agrees that no patent or latent condition affecting the Property in any way (including, without limitation, the presence or effects of any hazardous substances and/or hazardous materials or any violations of applicable law on the Property), whether or not known or discovered or hereafter discovered, shall give rise to any right of damages, specific performance, rescission or other claims by Purchaser against Seller. Except as provided for in SECTION 9.1, Purchaser hereby acknowledges and agrees that Seller is making absolutely no representation or warranty whatsoever with respect to any of the Investigation Materials referenced in SECTION 3.3 above or any other information provided by Seller, and that Purchaser shall be required to verify the accuracy and details of all such Investigation Materials or other information so provided by Seller to Purchaser in such manner as Purchaser deems appropriate. Notwithstanding anything contained in this

     Agreement to the contrary, Purchaser does not release or agree to indemnify, defend, or hold harmless Seller from its fraud or intentional misrepresentations.

          9.3 REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to Seller that the following are true and correct as of the Execution Date of this Agreement and, subject to the last paragraph of this SECTION 9.3, shall be true and correct as of the Closing
     Date:

               (a) Purchaser is an Arizona corporation duly incorporated and in good standing under the laws of the State of Arizona and is authorized to consummate the transactions contemplated by this Agreement.

               (b) The execution of this Agreement and all documents and instruments executed pursuant to this Agreement by Purchaser, the delivery thereof to Seller, Purchaser's performance hereof and the transactions contemplated hereby have been duly authorized by all requisite action on the part of Purchaser and do not conflict with or result in a violation of any judgment, order or decree of any court or proceeding to which Purchaser is a party and all such documents are valid and binding obligations of Purchaser and are enforceable in accordance with their terms.

Purchaser's representations and warranties as contained herein shall survive the Closing Date for a period of eighteen (18) months, but not thereafter, it being the intention of the parties that all suits or actions for breach of any such representations or warranties herein, and any action for indemnity against liabilities resulting from any such breach, must identify with specificity such breach and must be brought within such one-year period or they shall be forever barred; provided, however, Purchaser shall have no liability whatsoever to Seller with respect to a breach of any of the representations and warranties herein contained if Seller obtains knowledge of a fact or circumstance the existence of which would constitute a breach of Purchaser's representations and warranties hereunder prior to the Closing Date. In such event, if Seller proceeds to Closing, without exercising the right of termination set forth above, each representation or warranty shall be deemed automatically amended to conform with the knowledge of Seller as of the Closing Date, and Purchaser shall have no liability whatsoever for such previously inaccurate representation or warranty. Whenever this Agreement refers to the knowledge of Purchaser, such words shall mean and be strictly limited and confined to the actual present knowledge, without any obligation of inquiry or investigation, of Aroon Chinai, Vice President of Purchaser, and I. Michael Kasser, President of Purchaser. Notwithstanding anything herein to the contrary, Mr. Chinai and Mr. Kasser shall not have any personal liability or liability whatsoever with respect to any matters set forth in this Agreement or Purchaser's representations and/or warranties herein being or becoming untrue, inaccurate or incomplete in any respect.

     10.  DEFAULT.

          10.1 DEFAULT BY SELLER. If Seller fails to perform any of Seller's covenants under this Agreement, or if Seller otherwise defaults hereunder, Purchaser shall have the right of specific performance of Seller's obligations to Purchaser pursuant to this Agreement, or Purchaser, at its option, may elect to terminate this Agreement, in which event the Deposit and Hard Deposit shall be returned to Purchaser on written demand [AND SELLER SHALL REIMBURSE PURCHASER FOR ALL OF PURCHASER'S OUT-OF-POCKET COSTS INCURRED TO THIRD PARTIES IN PURSUING THIS TRANSACTION; PROVIDED, HOWEVER, SUCH REIMBURSEMENT SHALL NOT EXCEED $125,000.] Purchaser hereby acknowledges and agrees with Seller that the terms of the preceding sentence shall constitute Purchaser's sole and exclusive rights and remedies in the event of a breach or default hereunder by Seller prior to Closing, and Purchaser hereby irrevocably waives and relinquishes any and all other rights, in equity or at law, which it might otherwise have against Seller, including, but not limited to, any action for damages against Seller. Notwithstanding anything in this SECTION 10.1 or this Agreement to the contrary, the foregoing provisions of this SECTION 10.1 shall not limit Seller's indemnification obligations under this Agreement or any obligation of Seller which is to survive termination or expiration of this Agreement.

          10.2 DEFAULT BY PURCHASER. In the event prior to Closing Purchaser should fail to consummate the transaction contemplated herein for any reason except for (i) any permissible reasons set forth herein or (ii) Seller's failure to close in accordance with the requirements of this Agreement, Seller shall retain the Hard Deposit and Escrow Agent shall pay to Seller the Deposit upon Seller's demand, such sums being agreed upon as liquidated damages for the failure of Purchaser to perform the duties, liabilities and obligations imposed upon it by the terms and provisions of this Agreement and because of the difficulty, inconvenience and uncertainty of ascertaining actual damages, and no other damages, rights or remedies shall in any case be collectible, enforceable or available to Seller other than as provided in this SECTION 10.2. Seller agrees to accept and take the Hard Deposit and Deposit as its total damages and relief hereunder in such event. Notwithstanding anything in this SECTION 10.2 or this Agreement to the contrary, the foregoing provisions of this SECTION 10.2 shall not limit Purchaser's indemnification obligations under this Agreement or any obligation of Purchaser which is to survive termination or expiration of this Agreement.

          10.3 ATTORNEYS' FEES AND COSTS. In the event of any litigation between the parties arising out of this Agreement or the collection of any funds due Seller or Purchaser pursuant to this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all costs incurred, including without limitation reasonable attorneys' and paralegals' fees and costs, whether such fees and costs are incurred at trial, on appeal or in any bankruptcy proceedings.

     11. BROKER. Seller and Purchaser warrant each to the other that they have not dealt with any real estate broker with regard to this transaction other than Grubb & Ellis/BRE Commercial (Stanton Shafer and Brian Lee) (the "BROKER"). At Closing, if and only if the transaction contemplated in this Agreement actually closes pursuant to the terms of this Agreement, Seller shall pay to the Broker the brokerage commission pursuant to a separate agreement between Seller and the Broker. Seller and Purchaser warrant each to the other that they have not dealt with any real estate broker other than Broker with regard to this transaction. Purchaser shall indemnify, defend and hold harmless Seller from any and all commissions claimed by any broker or third party, other than the Broker, arising by virtue of this transaction whose commissions might legally arise from acts of

Purchaser. Seller shall indemnify, defend and hold harmless Purchaser from any and all commissions claimed by any broker or third party (including the Broker) arising by virtue of this transaction whose commissions might legally arise from acts of Seller. The obligations of indemnity of Purchaser and Seller as contained in this SECTION 11 shall survive the Closing.

     12.  ESCROW.

          12.1 ESCROW AGENT AND ESCROW PROCEDURE. Escrow Agent, by acceptance of the funds deposited by Purchaser hereunder, agrees to hold such funds and to disburse the same only in accordance with the terms and conditions of this Agreement, which shall serve as escrow instructions to Escrow Agent. In the event of a termination of this Agreement or a default under this Agreement, the Deposit (inclusive of the interest accrued thereon) shall be delivered or disbursed by Escrow Agent as provided in this Agreement.

          12.2 CLOSING PROTECTION LETTER. Since Escrow Agent acts as an agent for the Title Insurer, Escrow Agent will cause the Title Insurer to issue to Seller and Purchaser, within five (5) days following the Execution Date of this Agreement, a closing protection letter in written form reasonably satisfactory to Seller and Purchaser.

     13.  OTHER CONTRACTUAL PROVISIONS.

          13.1 ASSIGNMENT. Purchaser may not assign its rights under this Agreement without the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed; provided, however, upon prior written notice to Seller, Purchaser may assign all (but not less than all) of its rights and obligations to an entity controlled by the principals of Purchaser, to an entity controlled by, controlling or under common control with Purchaser, or to a "qualified intermediary" in order to accomplish a like kind exchange (either forward or reverse) within the meaning of
     Section 1031 of the Internal Revenue Code of 1986, as amended. Notwithstanding the foregoing, no such assignment may be made unless any such permitted assignee (other than such a "qualified intermediary") assumes all obligations of Purchaser hereunder in writing in form reasonably acceptable to Seller. Any assignment consented to by Seller shall be subject to all the provisions, terms, covenants and conditions of this Agreement, and the assignor shall, in any event, continue to be and remain liable under this Agreement.

          13.2 NOTICES. All notices which are required or permitted hereunder must be in writing and shall be deemed to have been given, delivered or made, as the case may be (i) when delivered by personal delivery, (ii) three (3) business days after having been deposited in the United States mail, certified or registered, return receipt requested, sufficient postage affixed and prepaid, (iii) one (1) business day after having been deposited with an expedited, overnight courier service, or (iv) when delivered by telecopy or facsimile, addressed to the party to whom notice is intended to be given at its address set forth below:

          Seller:            Scottsdale Thompson Peak, LLC
                             2400 East Arizona Biltmore Circle, Building Two Phoenix, Arizona 85016
                             Attn: Mr. Mel L. Shultz
                             Telephone No.  (602) 956-7809
                             Telecopy No.  (602) 955-3441

          With a copy to:    Snell & Wilmer L.L.P.
                             One Arizona Center
                             Phoenix, Arizona 85004-2202
                             Attn: Robert C. Bates, Esq.
                             Telephone No.  (602) 382-6263
                             Telecopy No.  (602) 382-6070
                             Email:  bbates@swlaw.com

          Purchaser:         Holualoa Arizona, Inc.
                             233 Wilshire Boulevard, Suite 840
                             Santa Monica, California  90401
                             Attn:  Aroon Chinai
                             Telephone No.  (310) 566-3066
                             Telecopy No.  (310) 566-3070

          With a copy to:    Lewis and Roca LP
                             One South Church, Suite 700
                             Tucson, Arizona  85701-1611
                             Attn:  Andrew D. Schorr, Esq.
                             Telephone No.  (520) 629-4415
                             Telecopy No.  (520) 879-4718
                             Email:  aschorr@lrlaw.com

          Escrow Agent:      Stewart Title & Trust of Phoenix, Inc.
                             6263 North Scottsdale Rd., Suite 125
                             Scottsdale, Arizona  85250
                             Attn.: Lynne Russell
                             Telephone No.  (480) 281-2929
                             Telecopy No.  (480) 281-2930
                             Email:  lrussell@stewartaz.com

          Any party may change the address to which its notices are sent by giving the other party written notice of any such change in the manner provided in this Section, but notice of change of address is effective only upon receipt.

          13.3 ENTIRE AGREEMENT. This Agreement embodies and constitutes the entire understanding among the parties with respect to the transaction contemplated herein, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

          13.4 APPLICABLE LAW; JURISDICTION; VENUE; DAMAGE. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona. The parties hereby consent to jurisdiction and venue in Maricopa County, Arizona, and agree that such jurisdiction and venue shall be sole and exclusive for any and all actions or disputes related to this Agreement or any related instruments. Each of Seller and Purchaser hereby waive any right to collect any punitive, special, exemplary or consequential damages against the other party.

          13.5 HEADINGS. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

          13.6 BINDING EFFECT. Subject to the provisions of SECTION 13.1, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

          13.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

          13.8 INTERPRETATION. Whenever the context hereof shall so require, the singular shall include the plural, the male gender shall include the female gender and neuter and vice versa. This Agreement and any related instruments shall not be construed more strictly against one party than against the other by virtue of the fact that initial drafts were made and prepared by counsel for one of the parties, it being recognized that this Agreement and any related instruments are the product of extensive negotiations between the parties hereto and that both parties hereto have contributed substantially and materially to the final preparation of this Agreement and all related instruments.

          13.9 SEVERABILITY. In case anyone or more of the provisions contained in the Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          13.10 TIME OF ESSENCE. Time is of the essence of each and every term, provision and covenant of this Agreement. Should any period of time prescribed herein end on a Saturday, Sunday or legal holiday recognized in Maricopa County, Arizona, the period of time shall automatically be extended to the next business day. The term "business day" as used in this Agreement shall mean any calendar day which is not a Saturday, Sunday or legal holiday recognized in Maricopa County, Arizona.

          13.11 AUTHORITY OF PARTIES. Seller and Purchaser represent to each other that each has full power and authority to enter into and perform this Agreement, all related instruments and the documentation contemplated hereby and thereby in accordance with their respective terms and that the delivery and performance of this Agreement, all related instruments and the documentation contemplated hereby and thereby has been duly authorized by all necessary action.

          13.12 NO WAIVER. Neither the failure of either party to exercise any power given such party hereunder or to insist upon strict compliance by the other party with its obligations hereunder, nor any custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of either party's right to demand exact compliance with the terms hereof.

          13.13 IRS REPORTING REQUIREMENTS. Seller and Purchaser acknowledge and agree that Section 6045(e) of the Internal Revenue Code of 1986 requires that notice of the sale and purchase of the Property described in this Agreement be provided to the Internal Revenue Service (herein "IRS") by preparation of and filing with the IRS of IRS Form 1099-8; and further, Seller and Purchaser agree to furnish and provide to the Escrow Agent any and all information that the Escrow Agent may require in order for the Escrow Agent to (a) comply with all instructions to the IRS Form 1099-8 in the preparation thereof, and (b) prepare and timely file with the IRS said IRS Form 1099-8 with respect to this transaction. Escrow Agent shall duly and timely prepare and file all such filings as required herein.

          13.14 AGREEMENT NOT RECORDABLE. Neither this Agreement nor any notice thereof shall be recorded by any party hereto, or any agent of same, in any public records. Purchaser agrees that it will not attempt to record this Agreement or any notice thereof and that any attempt to record this Agreement or any notice thereof shall constitute a default on the part of Purchaser hereunder.

          13.15 RETURN OF DOCUMENTS; CONFIDENTIALITY. In the event that this Agreement is terminated or canceled without Purchaser acquiring the Property pursuant to the terms hereof, Purchaser shall, within five (5) business days thereafter, deliver to Seller all due diligence items, including all Tests and Studies, regarding the Property in Purchaser's possession or control and all other information furnished to or obtained by Purchaser with respect to the Property. Purchaser agrees not to disclose any of the information provided in the documents referenced in the preceding sentence or in this Agreement.

          13.16 SURVIVAL. Subject to the express limitations on survival of the parties' representations and warranties contained in SECTION 9.1 AND
     SECTION 9.3, each of the terms and provisions of this Agreement that are not incorporated into the Deed, or which are not satisfied by the execution and delivery of the Deed, or which by their nature require the parties to perform certain acts subsequent to the Closing, shall survive the Closing.

          13.17 LIKE-KIND EXCHANGE. If either Seller or Purchaser so requests, the other party shall cooperate with the requesting party to the extent reasonably necessary for the requesting party to qualify this transaction as a like kind exchange within the meaning of Section 1031 of the Internal Revenue Code of 1986, as amended; provided, however, that the non-requesting party shall not be obligated to incur any additional material expense (including attorney's fees) or liability on account of its accommodation of the requesting party, nor shall such tax deferred exchange delay the Closing.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

PURCHASER:                               SELLER:

HOLUALOA ARIZONA, INC.,                  SCOTTSDALE THOMPSON PEAK, LLC,
an Arizona corporation                   an Arizona limited liability company

By: /s/ Aroon Chinai
    ---------------------------------    By:  Stratford American Corporation,
Name: Aroon Chinai                            an Arizona corporation, as Manager
Title: V.P.                                   and Member
Federal Taxpayer Identification
No. 86-0695210                                By: /s/ Mel L. Shultz
                                                  ------------------------------
                                                  Mel L. Shultz, President



                               BROKER'S ACCEPTANCE

     The undersigned,  Grubb & Ellis/BRE Commercial, agrees to the provisions of
SECTION 11 of the foregoing Agreement.

                                         GRUBB & ELLIS/BRE COMMERCIAL


                                         By /s/ Stanton Shafer
                                            ------------------------------------
                                            Stanton Shafer


                                         By /s/ Brian Lee
                                            ------------------------------------
                                            Brian Lee

                            ESCROW AGENT'S ACCEPTANCE

     The undersigned, Stewart Title & Trust of Phoenix, Inc., agrees to act as Escrow Agent in accordance with the foregoing Agreement.


                                         STEWART TITLE & TRUST OF PHOENIX, INC.


                                         By  /s/ Lynne Russell
                                             -----------------------------------
                                             Lynne Russell

                              SCHEDULE OF EXHIBITS


EXHIBIT A   Description of the Project

EXHIBIT B   Legal Description of the Project

EXHIBIT C   Tenant Lease

EXHIBIT D   Tenant Estoppel Certificate Form

EXHIBIT E   Special Warranty Deed

EXHIBIT F   Assignment and Assumption of Lease

EXHIBIT G   Blanket Transfer, Assignment and Assumption

EXHIBIT H   Notice to Tenant

                                    EXHIBIT A

                           DESCRIPTION OF THE PROJECT

A two-story office building located at 20225 North Scottsdale Road, Scottsdale, Arizona, containing approximately 157,566 rentable square feet of space located on approximately 5.85 acres of land.

                                    EXHIBIT B

                        LEGAL DESCRIPTION OF THE PROJECT


PARCEL NO. 1:

That portion of Tract b, FIRST AMENDMENT TO STATE PLAT NO. 27 AMENDED, CORE NORTH, according to Book 395 of Maps, page 21, records of Maricopa County, Arizona, located in a portion of the Southwest quarter of Section 23, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Northwest corner of said Tract b;

Thence North 89 degrees 58 minutes 25 seconds East, along the northerly line of said Tract b, a distance of 65.00 feet to a point lying on the East right-of-way line of Scottsdale Road as shown on MAP OF DEDICATION, SCOTTSDALE ROAD AND DEER VALLEY ROAD, GRAYHAWK, according to Book 462 of Maps, page 50, records of Maricopa County, Arizona;

Thence South 00 degrees 01 minutes 35 seconds East, leaving said northerly line along said East right-of-way line, a distance of 846.11 feet to the TRUE POINT OF BEGINNING;

Thence North 89 degrees 58 minutes 25 seconds East, leaving said East right-of-way line, a distance of 95.10 feet;

Thence South 85 degrees 55 minutes 11 seconds East 69.81 feet;

Thence North 89 degrees 58 minutes 25 seconds East a distance of 18.52 feet to a point lying on a curve concave southerly the radius of which bears South 80 degrees 34 minutes 53 seconds East a distance of 97.50 feet;

Thence easterly, along the arc of said curve through a central angle of 172 degrees 07 minutes 17 seconds a distance of 292.90 feet;

Thence South 88 degrees 27 minutes 36 seconds East, leaving said curve along a radial line, a distance of 2.00 feet to a point lying on a curve concentric with the last described curve and having a radius of 99.50 feet;

Thence southwesterly, along the arc of said curve through a central angle of 40 degrees 55 minutes 44 seconds a distance of 71.08 feet;

Thence South 47 degrees 31 minutes 52 seconds East, leaving said curve, a distance of 73.98 feet;

Thence South 00 degrees 01 minutes 35 seconds East a distance of 478.15 feet to a point lying on the North right-of-way line of Thompson Peak Parkway as shown on MAP OF DEDICATION, VILLAGE 1, PHASE 1, GRAYHAWK, according to Book 421 of Maps, page 48, records of Maricopa County, Arizona;

Thence  North  89  degrees  59  minutes  07  seconds  West,   along  said  North
right-of-way line, a distance of 207.28 feet;

Thence North 00 degrees 00 minutes 53 seconds East, continuing along said North right-of-way line, a distance of 10.00 feet;

Thence North 89 degrees 59 minutes 07 seconds West, continuing along said North right-of-way line, a distance of 180.08 feet to the beginning of a curve concave northeasterly and having a radius of 20.00 feet;

Thence northwesterly, along the arc of said curve through a central angle of 89 degrees 57 minutes 33 seconds a distance of 31.40 feet to a point of tangency, said point lying on said East right-of-way line of Scottsdale Road;

Thence North 00 degrees 01 minutes 35 seconds West, along said East right-of-way line, a distance of 586.06 feet to the TRUE POINT OF BEGINNING.

EXCEPT all oil, gas, other hydrocarbon substances, helium or other substances of a gaseous nature, coal, metals, minerals, fossils, fertilizer of every name and description and except all uranium, thorium or any other material which is or may be determined to be peculiarly essential to the production of fissionable materials whether or not of commercial value, as set forth in Section 37-231, A.R.S.

PARCEL NO. 2:

A perpetual, non-exclusive right of way and Easement for drainage as set forth in instrument recorded in Document No. 2001-292316.

PARCEL NO. 3:

A perpetual, non-exclusive Easement for utility and access as set forth in instrument recorded in Document No. 2001-921609.

PARCEL NO. 4:

Easements for parking, access, drainage, utilities and encroachments as set forth in instruments recorded in Document No. 2001-790145 and in Document No. 2003-0366082.

                                    EXHIBIT C

                                  TENANT LEASE


    TENANT/DOCUMENT                                                DOCUMENT DATE

1.  THE REINALT-THOMAS CORPORATION

    (a) Bondable Net Lease Agreement                                 04/10/01

    (b) First Amendment to Bondable Net Lease Agreement              09/28/01

    (c) Memorandum of Lease                                          04/10/01

    (d) Letter Agreement                                             08/21/02

    (e) Multiparty Guaranty                                          09/__/02

    (f) Second Amendment to Bondable Net Lease Agreement             10/21/02

    (g) Assignment and Assumption of Lease (Opus to Stratford,
        Auriga, Golden Gate and DRD Trust)                           12/11/02

    (h) Assignment and Assumption of Lease (Stratford, Auriga,
        Golden Gate and DRD Trust to Scottsdale Thompson Peak,
        LLC)                                                         12/11/02

                                    EXHIBIT D

                          TENANT ESTOPPEL CERTIFICATE


To:  Scottsdale Thompson Peak, LLC,
     an Arizona limited liability company
     2400 East Arizona Biltmore Circle, Building Two
     Phoenix, Arizona  85016
     Attn: Mr. Mel L. Shultz


     Holualoa Arizona, Inc., is successors and assigns (Purchaser) 233 Wilshire Boulevard, Suite 840
     Santa Monica, California  90401
     Attn:  Aroon Chinai

     and

     Allianz Life Insurance Company of North America ("Lender")
     c/o Allianz of America, Inc.
     55 Greens Farms Road
     P.O. Box 5160
     Westport, Connecticut  06881-5160

RE:  DISCOUNT TIRE CO., INC. CORPORATE HEADQUARTERS ( THE "PROPERTY")

     The undersigned lessee ("TENANT") under that certain Bondable Net Lease Agreement dated April 10, 2001, as amended by that certain (i) First Amendment to Bondable Net Lease Agreement dated September 28, 2001, and (ii) Second Amendment to Bondable Net Lease Agreement dated October 21, 2002 (as amended, "LEASE") by and between Tenant and Scottsdale Thompson Peak, LLC, an Arizona limited liability company ("LANDLORD"), successor in interest to Opus West Corporation, a Minnesota corporation, as original lessor ("OPUS"), covering premises commonly known as or located at 20225 North Scottsdale Road, Scottsdale, Arizona 85255 ("LEASED PREMISES"), certifies the following as of the date hereof:

     1. Tenant is the lessee under the Lease demising the Leased Premises. Except as set forth above, the Lease has not been modified, changed, altered, amended or assigned in any respect. The Lease contains all of the understandings and agreements between Tenant and Landlord with respect to the Leased Premises.

     2. The term of the Lease commenced on December 9, 2002 and will expire on December 31, 2024 (excluding unexercised extensions). The Lease contains no rights to extend the term of the Lease, except as expressly set forth in the Lease.

     3. The Leased Premises consist of 157,566 rentable square feet. Tenant's security deposit is $0.00. The fixed Basic Rent payable by Tenant under the Lease is as follows:

     Period                   Annual Basic Rent       Monthly Basic Rent
     ------                   -----------------       ------------------

     Years 1 through 5          $2,096,250.00            $174,687.50
     Years 6 through 10         $2,305,875.00            $192,156.25
     Years 11 through 15        $2,536,462.50            $211,371.88
     Years 16 through 22        $2,790,108.75            $232,509.06

     4. The Lease is valid and in existence as executed and is in full force and effect. To the best of Tenant's actual knowledge, there is presently no default, nor any condition or circumstance which, with the giving of notice or the passage of time (or both), would result in a default under the Lease, by either Tenant or Landlord.

     5. Tenant has paid all installments of rent in the time and manner required under the Lease through and including the date hereof without deduction or setoff. Tenant has not made any prepayment of rent or other charges under the Lease beyond the current month. Tenant has made no agreements with Landlord or its agents or employees concerning free rent, partial rent, rebate of rental payments or any other type of rental concession.

     6. Tenant has no existing defenses, offsets, claims or credits against rentals payable under the Lease.

     7. Tenant has not entered into any sublease, assignment or other agreement transferring or hypothecating all or any portion of its interest in the Leased Premises or the Lease.

     8. Tenant has accepted and taken possession of all of the Leased Premises and all tenant improvement work to be performed by Landlord under the Lease or by Opus has been completed. There are no payments or credits for tenant improvement work currently due and payable by Landlord to Tenant which have not been paid or applied. Tenant is not entitled to any future payment or credit for tenant improvement work with respect to the Leased Premises.

     9. Except as expressly set forth in the Lease, Tenant has not been granted any options to terminate the term of the Lease earlier than the date specified in paragraph 2 above, nor any rights of first refusal to lease any other space in the Property. Tenant does not have any outstanding options to purchase, or rights of first refusal or first offer to purchase, the Leased Premises or any part of the Property.

     10. No actions, whether voluntary or otherwise, are pending against Tenant under the bankruptcy laws of the United States or any states thereof.

     11. Tenant's obligations under the Lease are guaranteed pursuant to the terms and conditions of that certain Multiparty Guaranty dated September ____, 2002, a copy of which is attached hereto as Exhibit "A" attached hereto and made a part hereof, which is valid and in existence as executed and is in full force and effect.

     12. To the best of Tenant's actual knowledge, the use, maintenance or operation of the Leased Premises complies with all applicable federal, state, county or local statutes, laws, rules, ordinances, regulations, orders and directives of any governmental authority relating to environmental, health or safety ("LAWS"). Tenant has not received any written notice of any present violation of any laws relating to the use or condition of the Leased Premises or the Property.

     13. Tenant hereby attorns to the Purchaser, as landlord, in the event that Purchaser acquires the Property from Landlord.

     14. TENANT ACKNOWLEDGES THAT THIS CERTIFICATION IS BEING REQUIRED BY PURCHASER. THIS CERTIFICATION IS MADE WITH THE KNOWLEDGE THAT THE PURCHASER IS ABOUT TO PURCHASE THE PROPERTY. TENANT UNDERSTANDS AND INTENDS THAT PURCHASER, AND ITS SUCCESSORS AND ASSIGNS, WILL BE RELYING UPON THE TRUTH OF THIS CERTIFICATION.

     15. The undersigned is authorized to execute this Estoppel Certificate on behalf of Tenant.

                                      Dated:  ____________________, 2004

                                      TENANT:

                                      THE REINALT-THOMAS CORPORATION,
                                      a Michigan corporation

                                      By:
                                           -------------------------------------
                                           Name: Robert H. Holman
                                           Its:  Secretary

                            EXHIBIT "A" TO EXHIBIT D

                               MULTIPARTY GUARANTY


     This Multiparty Guaranty ("Lease Guaranty") is executed as of the ____ day of September, 2002 by each of the parties listed on the signature pages hereof (each, a "Guarantor" and collectively, the "Guarantors") jointly and severally, for the benefit of OPUS WEST CORPORATION, a Minnesota corporation, and its successors and assigns ("Landlord").

                                    RECITALS

          A. Landlord, as Landlord, and THE REINALT-THOMAS CORPORATION, a Michigan corporation, as Tenant, entered into a Bondable Net Lease Agreement dated April 10, 2001, as amended by the First Amendment to Bondable Net Lease Agreement dated September 28, 2001 and by the Second Amendment to Bondable Net Lease Agreement of even date with this Lease Guaranty (as so amended, and as may hereafter be amended, the "Lease") for the premises described therein.

          B. Guarantors are the guarantors under a Multiparty Guaranty dated as of March 28, 2002 as the same may be amended from time to time (the "Note Purchase Guaranty") with respect to certain Note Purchase Agreement, dated as of March 28, 2002, pursuant to which the beneficiaries of the Note Purchase Guaranty agreed to purchase notes from Tenant.

          C. Landlord has requested Guarantors, and Guarantors have agreed, to execute this Lease Guaranty subject to and on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the premises and of other valuable consideration, each Guarantor hereby agrees with Landlord as follows:

                                   AGREEMENT

     1. Each Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Landlord the timely payment of a11 rent and the timely payment and performance of all other monetary and non-monetary obligations of Tenant under the terms of the Lease (collectively, the "Guaranteed Obligations"). This Lease Guaranty is an absolute guaranty of payment and performance and not of collection. This Lease Guaranty will survive the early termination of the Lease and will continue in full force and effect with respect to any of Tenant's obligations under the Lease that are not fully performed upon the early termination of the Lease; provided, however, notwithstanding anything to the contrary in this Lease Guaranty, upon the earliest to occur of:

          (a)  the seventh anniversary of the date of this Lease Guaranty, or

          (b) the release, discharge or termination (by agreement, operation of law or otherwise) of all of the Guarantors from liability under the Note Purchase Guaranty by the beneficiaries thereof, (but only if thereafter the Guarantors no longer guaranty the Note Purchase Agreements or any refinancing thereof), or

          (c) Tenant's general unsecured debt obligations have an investment grade of at least "2" by the NAIC (National Association of Insurance Carriers) or "BBB(-)" by any other national rating agency, without guaranties of other entities, (the "Termination Date"), all of the Guarantors shall be released from any and all liabilities and obligations under this Lease Guaranty except liability for Guaranteed Obligations that accrued and became payable by Tenant or any Guarantor prior to the Termination Date.

     2. Each Guarantor shall have the right to cure any default by Tenant within the cure period applicable to Tenant under the Lease, and any such cure by Guarantors shall be accepted by Landlord as though performed by Tenant.

     3. The liability of each Guarantor hereunder shall be primary and direct. The failure to insist upon strict or timely performance by Tenant pursuant to the Lease shall not release any Guarantor from the Guaranteed Obligations. Subject to the limitation set forth in Section 1 above, each Guarantor hereby absolutely, irrevocably and unconditionally covenants and agrees that it shall remain liable for the Guaranteed Obligations notwithstanding any liquidation, dissolution, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of or other similar proceedings affecting the status, composition, identity, existence, assets or obligations of Tenant.

     4. Each Guarantor makes the following representations and warranties which shall be continuing representations and warranties so long as this Lease Guaranty remains outstanding:

          (a) The Lease is of direct or indirect interest, advantage or financial benefit to the Guarantor.

          (b) This Lease Guaranty is a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms.

          (c) The execution and delivery of this Lease Guaranty are not, aud the performance of this Lease Guaranty will not be, in contravention of, or in conflict with, any agreement, indenture or undertaking to which the Guarantor is a party or by which the Guarantor is or may be bound or affected.

          (d) The Guarantor has a copy of and is fully familiar with the Lease and each of its Exhibits.

     5. Landlord may, without the consent of any Guarantor and without affecting this Lease Guaranty, at any time and from time to time: (a) amend, modify, or defer the time for performance of any provision of the Lease, including any change in the provisions affecting the Guaranteed Obligations (whether increasing or decreasing Tenant's responsibility or liability therefor), or (b) make any agreement with Tenant for the extension, payment, compromise, discharge or release of any obligation under the Lease, or for any modification of the terms of the Lease, including, without limitation, any of the Guaranteed Obligations, without notice to or the consent of Guarantors, and the obligations of Guarantors under this Lease Guaranty shall not be impaired. amended, reduced, diminished or affected by any of the foregoing.

     6. Each Guarantor expressly agrees that the validity of this Lease Guaranty and its obligations hereunder shall in no way be terminated, affected, reduced, diminished or impaired by reason of the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord by the Lease or otherwise at law or in equity as a result of Tenant's breach of any of its obljgations under the Lease or otherwise. Each Guarantor further covenants and agrees that this Lease Guaranty and the full liability of Guarantor hereunder shall remain and continue in full force and effect notwithstanding the occurrence of any one or more of the following events (whether or not the Guarantor shall have received any notice or consented to such transaction): (a) any event described in Section 5 of this Lease Guaranty; (b) any assignment or transfer by Landlord under the Lease; (c) any assignment, sublease or transfer by Tenant permitted under the Lease (unless this Lease Guaranty is released in writing by Landlord); (d) any dissolution or liquidation of Landlord or Tenant;
(e) any failure or delay by Landlord to exercise any remedy or right as to Tenant or Guarantors; (f) the fact that Landlord's interest under the Lease may be foreclosed upon or transferred by Landlord in a deed in lieu of foreclosure transaction or similar transaction; or (g) the fact that Tenant may be a party to any merger, consolidation or reorganization; if Tenant is a disappearing party in any such merger, consolidation or reorganization, then Guarantors shall nevertheless remain liable for the Guaranteed Obligations in accordance with this Lease Guaranty.

     7. Each Guarantor further agrees that the obligations of Guarantors hereunder are independent of the obligations of Tenant and that as to any right of action which shall accrue to Landlord with respect to the Guaranteed Obligations, Landlord may, at its sole and exclusive option and in its sole and absolute discretion (without the need for any notice to any Guarantor), proceed
(a) against Tenant alone (without having made any prior demand upon any Guarantor or having commenced any action against any Guarantor or having obtained or having attempted to satisfy any judgment against any Guarantor), or
(b) against anyone or more of the Guarantors, singly or in any order or combination, jointly or severally, or (c) against Tenant and anyone or more of tile Guarantors, in any order or combination, jointly or severally. With the exception only of the defenses of performance by Tenant and the default or failure to perform by Landlord (which defenses each Guarantor shall have under this Lease Guaranty, notwithstanding anything to the contrary in this Lease Guaranty), all defenses of the law of guaranty, identification, and suretyship are hereby waived and released by each Guarantor. Each Guarantor expressly waives any defense or benefit arising out of any impairment of its rights of subrogation or its right to proceed against Tenant or its property. Each Guarantor expressly waives any right to require Landlord to proceed against Tenant or any other person or any security now or hereafter held by Landlord or to pursue any other right or remedy whatsoever.

     8. Each Guarantor hereby waives any defense arising by reason of any disability, lack of authority, or termination of existence of Tenant, or by reason of the bankruptcy, insolvency, reorganization or other debtor's relief afforded to Tenant pursuant to the present or any future provisions of the United States Bankruptcy Act or any other state or federal statute, or cessation from any cause whatsoever of the liability of Tenant other than performance and discharge of the Guaranteed Obligations.

     9. Each Guarantor waives (a) all presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor and notices of acceptance of this Lease Guaranty and of the existence, creation or incurring of all or any part of the Guaranteed Obligations now existing or hereafter arising and (b) the benefits of any statutory provision limiting the liability of a surety including, without limitation, the provisions of Arizona Revised Statutes Section 12-1641 et sec., Section 44-142 and Section 47-3605 and Arizona Rules of Civil Procedure Section 17(f). Each Guarantor acknowledges that it has access to and knowledge of all information relevant to the financial condition of Tenant.

     10. This Lease Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

     11. In addition to the Guaranteed Obligations, each Guarantor shall, upon demand, pay to and reimburse Landlord for all costs, reasonable attorneys' fees and other expenses which Landlord may expend or incur in the enforcement of rights against Tenant in respect of the Guaranteed Obligations or in the enforcement of this Lease Guaranty. In the event any legal proceedings are brought with respect to the enforcement of this Lease Guaranty, the prevailing party or parties in such proceedings shall be entitled to recover from the losing party or parties all reasonable costs and expenses of such proceedings, including reasonable attorneys' fees, in such amount as may be determined by the court having jurisdiction of such proceedings.

     12. If any payments of money or transfer of property made to Landlord by Tenant would, for any reason subsequently be declared to be fraudulent (within the meaning of the state or federal law relating to fraudulent conveyances), preferential or otherwise voidable or recoverable, in whole or in part, for any reason under the Bankruptcy Act or any other federal or state law (hereinafter collectively called "voidable transfer"), and Landlord is required to and actually does repay or restore any such voidable transfer, or the amount or any portion thereof, then as to any such voidable transfer or the amount repaid or restored and all costs and expenses of Landlord related thereto, including reasonable attorneys' fees, each Guarantor's liability hereunder shall automatically be revived, reinstated or restored and shall exist as though such voidable transfers had never been made to Landlord.

     13. This Lease Guaranty is and shall be deemed to be entered into and pursuant to the interna1, local laws of the State of Arizona (excluding any conflicts of law provisions) and shall in all respects be governed, construed, applied and enforced in accordance with the laws of such state.

     14. If any provision of this Lease Guaranty is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Lease Guaranty and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

     15. No modification or amendment of any provision of this Lease Guaranty, nor consent to any departure by any Guarantor therefrom, sha11 be effective unless the same shall be in writing and signed by Landlord, and then shall be effective only in the specific instance and for the purpose for which given.

     16. The obligations of each Guarantor under this Lease Guaranty are joint and several. The liability of each Guarantor is independent of the obligations of each other Guarantor and a separate action or actions may be brought, prosecuted and enforced by Landlord against anyone or more Guarantors whether or not any action is brought, prosecuted or enforced against any other Guarantors or whether any other Guarantors are joined in any such action or actions, and without releasing the rights of Landlord against any such Guarantors.

     17. Landlord's recourse against each Guarantor who is a partnership shall be limited to the partnership property, and no general partner of a Guarantor sha1l have any personal liability for liabilities of that partnership under this Lease Guaranty. Landlord shall not seek any personal judgment against such partners in their individual capacity nor shall the property of any such general partner be subject to levy or execution to satisfy any judgment against the Guarantor.

     18. Landlord may sell, assign, or otherwise transfer its interest in the leased premises or the Lease at any time. If Landlord transfers (other than for collateral security purposes) the ownership of Landlord's interest in the Lease, this Lease Guaranty shall, unless Landlord elects otherwise in writing, automatically apply in favor of the transferee with respect to all Guaranteed Obligations.

     19. In the event any Guarantor is removed or released by the beneficiaries of the Note Purchase Agreement as a guarantor under the Notes Purchase Guaranty, then such Guarantor shall also be released as Guarantor under this Lease
Guaranty. The parties agree to execute documents necessary to effectuate the release of such Guarantor or Guarantors hereunder.

          EXECUTED as of the date first set forth above.

                                      DISCOUNT TIRE CO., INC.,
                                      a Michigan corporation

                                      By: /s/ Bruce T. Halle
                                          --------------------------------------
                                      Name:  Bruce T. Halle
                                             -----------------------------------
                                      Title: Chairman
                                             -----------------------------------

                                      HURON VALLEY TIRE CO., INC.,
                                      a Michigan corporation


                                      By: /s/ Bruce T. Halle
                                          --------------------------------------
                                      Name:  Bruce T. Halle
                                             -----------------------------------
                                      Title: President
                                             -----------------------------------

                                      HALLE ENTERPRISES, L.L.C.,
                                      an Arizona limited liability company
                                      By:  Wilanna, Inc., an Arizona corporation
                                           Managing Member


                                      By: /s/ Bruce T. Halle
                                          --------------------------------------
                                      Name:  Bruce T. Halle
                                             -----------------------------------
                                      Title: Managing Member
                                             -----------------------------------

                                      HALLE PROPERTIES, L.L.C.,
                                      an Arizona limited liability company
                                      By:  Wilanna, Inc., an Arizona corporation
                                           Managing Member


                                      By: /s/ Bruce T. Halle
                                          --------------------------------------
                                      Name:  Bruce T. Halle
                                             -----------------------------------
                                      Title: Managing Member
                                             -----------------------------------

                                      HALLE-VON VOIGTLANDER,
                                      a Michigan general partnership
                                      By:  Wilanna, Inc., an Arizona corporation
                                           Managing Partner


                                      By: /s/ Bruce T. Halle
                                          --------------------------------------
                                      Name:  Bruce T. Halle
                                             -----------------------------------
                                      Title: President
                                             -----------------------------------

                                      ASHANCO COMPANY,
                                      an Arizona general partnership

                                      By:  Bruce T. Halle, its general partner

                                      /s/ Bruce T. Halle
                                      ------------------------------------------

                                      DISCOUNT TIRE CO., INC.,
                                      an Arizona corporation


                                      By: /s/ Bruce T. Halle
                                          --------------------------------------
                                      Name:  Bruce T. Halle
                                             -----------------------------------
                                      Title: Chairman
                                             -----------------------------------

                                      DISCOUNT TIRE CO., INC.,
                                      an Illinois corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      DISCOUNT TIRE COMPANY OF COLORADO, INC., a Colorado corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      DISCOUNT TIRE COMPANY OF GEORGIA, INC.,
                                      a Georgia corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      DISCOUNT TIRE CO. OF OHIO, INC.,
                                      an Ohio corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      DISCOUNT TIRE COMPANY OF MINNESOTA, INC., a Minnesota corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      DISCOUNT TIRE COMPANY OF NEW MEXICO, INC., a New Mexico corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      DISCOUNT TIRE COMPANY OF NEVADA, INC.,
                                      a Nevada corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      DISCOUNT TIRE CO. OF OREGON, INC.,
                                      an Oregon corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      DISCOUNT TIRE CO.,
                                      a Florida corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      DISCOUNT TIRE COMPANY OF TEXAS, INC.,
                                      a Texas corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      DISCOUNT TIRE CO. OF UTAH, INC.,
                                      a Utah corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      DISCOUNT TIRE CO. OF WASHINGTON, INC.,
                                      a Washington corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      DISCOUNT TIRE COMPANY OF WISCONSIN, INC., a Wisconsin corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      DISCOUNT TIRE DIRECT, INC.,
                                      an Arizona corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      INDIANA DISCOUNT TIRE COMPANY, INC.,
                                      an Indiana corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      SOUTHERN CALIFORNIA DISCOUNT TIRE CO.,
                                      INC.,
                                      a California corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      MASSACHUSETTS DISCOUNT TIRE CO., INC.,
                                      a Massachusetts corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      DISCOUNT TIRE CO. OF NORTH CAROLINA, INC., a North Carolina corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      DISCOUNT TIRE CO. OF SOUTH CAROLINA, INC., a South Carolina corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      D.T.C. OF IDAHO, INC.,
                                      an Idaho corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                      REINALT THOMAS REALTY COMPANY,
                                      a Michigan corporation


                                      By: /s/ Robert H. Holman
                                          --------------------------------------
                                      Name:  Robert H. Holman
                                             -----------------------------------
                                      Title: Secretary
                                             -----------------------------------

                                    EXHIBIT E

WHEN RECORDED, RETURN TO:

Lewis and Roca LLP
One South Church, Suite 700
Tucson, Arizona  85701-1611
Attn.:  Andrew D. Schorr, Esq.



                              SPECIAL WARRANTY DEED

     For the consideration of Ten Dollars and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned SCOTTSDALE THOMPSON PEAK, LLC, an Arizona limited liability company (the "Grantor"), does hereby grant and convey to ______________________________, a(n) _____________________ (the "Grantee"), that certain real property situated in Maricopa County, Arizona legally described as set forth on EXHIBIT A hereto, together with all rights and privileges appurtenant thereto and any improvements thereon.

     The above-described property is conveyed subject to all taxes and other assessments, reservations and patents and all easements, rights of way, encumbrances, liens, covenants, conditions, restrictions, obligations and liabilities as may appear of record, zoning ordinances and regulations, matters which would be revealed by a survey or an inspection of the above-described property, and any laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of such real property.

     The Grantor hereby binds itself and its successors to warrant and defend the title as against all acts of the Grantor herein and no other, subject to the matters above set forth.

     IN WITNESS WHEREOF, the Grantor has caused this instrument to be executed this ____ day of __________________, 2004.

                                      SCOTTSDALE THOMPSON PEAK, LLC,
                                      an Arizona limited liability company


                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

STATE OF ARIZONA       )
                       ) ss.
County of Maricopa     )

     The foregoing instrument was acknowledged before me this ____ day of ______________, 2004, by _______________________, the ______________ of
Stratford American Corporation, an Arizona corporation, as Manager and Member of SCOTTSDALE THOMPSON PEAK, LLC, an Arizona limited liability company, on behalf of the limited liability company.



                                      __________________________________________
                                      Notary Public

My Commission Expires:

______________________

                             EXHIBIT A TO EXHIBIT E

                                LEGAL DESCRIPTION


PARCEL NO. 1:

That portion of Tract b, FIRST AMENDMENT TO STATE PLAT NO. 27 AMENDED, CORE NORTH, according to Book 395 of Maps, page 21, records of Maricopa County, Arizona, located in a portion of the Southwest quarter of Section 23, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Northwest corner of said Tract b;

Thence North 89 degrees 58 minutes 25 seconds East, along the northerly line of said Tract b, a distance of 65.00 feet to a point lying on the East right-of-way line of Scottsdale Road as shown on MAP OF DEDICATION, SCOTTSDALE ROAD AND DEER VALLEY ROAD, GRAYHAWK, according to Book 462 of Maps, page 50, records of Maricopa County, Arizona;

Thence South 00 degrees 01 minutes 35 seconds East, leaving said northerly line along said East right-of-way line, a distance of 846.11 feet to the TRUE POINT OF BEGINNING;

Thence North 89 degrees 58 minutes 25 seconds East, leaving said East right-of-way line, a distance of 95.10 feet;

Thence South 85 degrees 55 minutes 11 seconds East 69.81 feet;

Thence North 89 degrees 58 minutes 25 seconds East a distance of 18.52 feet to a point lying on a curve concave southerly the radius of which bears South 80 degrees 34 minutes 53 seconds East a distance of 97.50 feet;

Thence easterly, along the arc of said curve through a central angle of 172 degrees 07 minutes 17 seconds a distance of 292.90 feet;

Thence South 88 degrees 27 minutes 36 seconds East, leaving said curve along a radial line, a distance of 2.00 feet to a point lying on a curve concentric with the last described curve and having a radius of 99.50 feet;

Thence southwesterly, along the arc of said curve through a central angle of 40 degrees 55 minutes 44 seconds a distance of 71.08 feet;

Thence South 47 degrees 31 minutes 52 seconds East, leaving said curve, a distance of 73.98 feet;

Thence South 00 degrees 01 minutes 35 seconds East a distance of 478.15 feet to a point lying on the North right-of-way line of Thompson Peak Parkway as shown on MAP OF DEDICATION, VILLAGE 1, PHASE 1, GRAYHAWK, according to Book 421 of Maps, page 48, records of Maricopa County, Arizona;

Thence  North  89  degrees  59  minutes  07  seconds  West,   along  said  North
right-of-way line, a distance of 207.28 feet;

Thence North 00 degrees 00 minutes 53 seconds East, continuing along said North right-of-way line, a distance of 10.00 feet;

Thence North 89 degrees 59 minutes 07 seconds West, continuing along said North right-of-way line, a distance of 180.08 feet to the beginning of a curve concave northeasterly and having a radius of 20.00 feet;

Thence northwesterly, along the arc of said curve through a central angle of 89 degrees 57 minutes 33 seconds a distance of 31.40 feet to a point of tangency, said point lying on said East right-of-way line of Scottsdale Road;

Thence North 00 degrees 01 minutes 35 seconds West, along said East right-of-way line, a distance of 586.06 feet to the TRUE POINT OF BEGINNING.

EXCEPT all oil, gas, other hydrocarbon substances, helium or other substances of a gaseous nature, coal, metals, minerals, fossils, fertilizer of every name and description and except all uranium, thorium or any other material which is or may be determined to be peculiarly essential to the production of fissionable materials whether or not of commercial value, as set forth in Section 37-231, A.R.S.

PARCEL NO. 2:

A perpetual, non-exclusive right of way and Easement for drainage as set forth in instrument recorded in Document No. 2001-292316.

PARCEL NO. 3

A perpetual, non-exclusive Easement for utility and access as set forth in instrument recorded in Document No. 2001-921609.

PARCEL NO. 4:

Easements for parking, access, drainage, utilities and encroachments as set forth in instruments recorded in Document No. 2001-790145 and in Document No. 2003-0366082.

                                    EXHIBIT F

                       ASSIGNMENT AND ASSUMPTION OF LEASE


     KNOW ALL MEN BY THESE PRESENTS, that SCOTTSDALE THOMPSON PEAK, LLC, an Arizona limited liability company (hereinafter referred to as the "Assignor"), in consideration of the sum of Ten and No/100ths Dollars ($10.00) and other good and valuable consideration received from or on behalf of ____________________, a(n) ___________ (hereinafter referred to as the "Assignee"), the receipt and sufficiency of which are hereby acknowledged, does hereby grant, bargain, sell, assign, transfer and set over unto Assignee the lease, together with all amendments, the letter agreement and the multiparty guaranty thereof (collectively the "Lease"), wherein the Assignor's predecessor in interest, Opus West Corporation, a Minnesota corporation ("Opus West") is the originally named landlord, involving that certain property located in Maricopa County, Arizona, which is more particularly described on EXHIBIT A attached hereto and made a part hereof. The Lease has been delivered and assigned to the Assignee and is more particularly described on EXHIBIT B attached hereto and made a part hereof. Notwithstanding anything to the contrary, Assignor and Assignee hereby acknowledge and agree that Opus West (i) retained those assets and rights expressly set forth in SECTION 6.6 of that certain Purchase and Sale Agreement dated August ____, 2004, executed by and between Assignor and Holualoa Arizona, Inc. (if and as amended, the "Purchase Agreement"), and (ii) retained and shall remain solely liable for those warranties, rights and obligations (collectively, the "Unassigned Obligations") described in SECTION 6.7 of the Purchase Agreement.

     A portion of the consideration for this Assignment is that Assignee hereby assumes and agrees to perform all of the landlord's obligations (other than the Unassigned Obligations of Opus West) under the Lease from and after the date of this Assignment (including, but not limited to, all obligations with respect to advance rental, if any, paid pursuant to the Lease). Assignee hereby indemnifies and agrees to hold harmless the Assignor of and from any and all claims, actions and damages (including court costs and reasonable attorneys' fees) arising by reason of any default or breach by Assignee of the obligations (other than the Unassigned Obligations) so assumed subsequent to the date of this Assignment. Conversely, Assignor hereby indemnifies and agrees to hold harmless the Assignee of and from any and all claims, actions and damages (including court costs and reasonable attorneys' fees) arising by reason of any default or breach by Assignor of the obligations (other than the Unassigned Obligations) arising and accruing prior to the date of this Assignment. With respect to the Unassigned Obligations, Assignor hereby assigns to Assignee the benefit of (and hereby grants to Assignee a power of attorney, coupled with an interest, to enforce in the name of either the Assignee or the Assignor) the indemnity and hold harmless provisions contained in that certain Assignment and Assumption of Lease dated December 11, 2002, a copy of which is attached as EXHIBIT C hereto and made a part hereof, the benefit of such indemnity and hold harmless provisions having been assigned to Assignor by virtue of that certain other Assignment and Assumption of Lease also dated December 11, 2002, a copy of which is attached as EXHIBIT D hereto and made a part hereof.

     This instrument may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and such counterparts together constitute one and the same instrument. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

     TO HAVE AND TO HOLD the same unto the Assignee, its legal representatives, successors and assigns, forever.

     IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the ____ day of _________________, 2004.

                                      ASSIGNOR:

                                      SCOTTSDALE THOMPSON PEAK, LLC,
                                      an Arizona limited liability company

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

                                      ASSIGNEE:

                                      ____________________________________, a(n)
                                      __________________________________________

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

                             EXHIBIT A TO EXHIBIT F

                                LEGAL DESCRIPTION


That portion of Tract b, FIRST AMENDMENT TO STATE PLAT NO. 27 AMENDED, CORE NORTH, according to Book 395 of Maps, page 21, records of Maricopa County, Arizona, located in a portion of the Southwest quarter of Section 23, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Northwest corner of said Tract b;

Thence North 89 degrees 58 minutes 25 seconds East, along the northerly line of said Tract b, a distance of 65.00 feet to a point lying on the East right-of-way line of Scottsdale Road as shown on MAP OF DEDICATION, SCOTTSDALE ROAD AND DEER VALLEY ROAD, GRAYHAWK, according to Book 462 of Maps, page 50, records of Maricopa County, Arizona;

Thence South 00 degrees 01 minutes 35 seconds East, leaving said northerly line along said East right-of-way line, a distance of 846.11 feet to the TRUE POINT OF BEGINNING;

Thence North 89 degrees 58 minutes 25 seconds East, leaving said East right-of-way line, a distance of 95.10 feet;

Thence South 85 degrees 55 minutes 11 seconds East 69.81 feet;

Thence North 89 degrees 58 minutes 25 seconds East a distance of 18.52 feet to a point lying on a curve concave southerly the radius of which bears South 80 degrees 34 minutes 53 seconds East a distance of 97.50 feet;

Thence easterly, along the arc of said curve through a central angle of 172 degrees 07 minutes 17 seconds a distance of 292.90 feet;

Thence South 88 degrees 27 minutes 36 seconds East, leaving said curve along a radial line, a distance of 2.00 feet to a point lying on a curve concentric with the last described curve and having a radius of 99.50 feet;

Thence southwesterly, along the arc of said curve through a central angle of 40 degrees 55 minutes 44 seconds a distance of 71.08 feet;

Thence South 47 degrees 31 minutes 52 seconds East, leaving said curve, a distance of 73.98 feet;

Thence South 00 degrees 01 minutes 35 seconds East a distance of 478.15 feet to a point lying on the North right-of-way line of Thompson Peak Parkway as shown on MAP OF DEDICATION, VILLAGE 1, PHASE 1, GRAYHAWK, according to Book 421 of Maps, page 48, records of Maricopa County, Arizona;

Thence  North  89  degrees  59  minutes  07  seconds  West,   along  said  North
right-of-way line, a distance of 207.28 feet;

Thence North 00 degrees 00 minutes 53 seconds East, continuing along said North right-of-way line, a distance of 10.00 feet;

Thence North 89 degrees 59 minutes 07 seconds West, continuing along said North right-of-way line, a distance of 180.08 feet to the beginning of a curve concave northeasterly and having a radius of 20.00 feet;

Thence northwesterly, along the arc of said curve through a central angle of 89 degrees 57 minutes 33 seconds a distance of 31.40 feet to a point of tangency, said point lying on said East right-of-way line of Scottsdale Road;

Thence North 00 degrees 01 minutes 35 seconds West, along said East right-of-way line, a distance of 586.06 feet to the TRUE POINT OF BEGINNING.

EXCEPT all oil, gas, other hydrocarbon substances, helium or other substances of a gaseous nature, coal, metals, minerals, fossils, fertilizer of every name and description and except all uranium, thorium or any other material which is or may be determined to be peculiarly essential to the production of fissionable materials whether or not of commercial value, as set forth in Section 37-231, A.R.S.

                             EXHIBIT B TO EXHIBIT F

                                  TENANT LEASE


    TENANT/DOCUMENT                                                DOCUMENT DATE

1.  THE REINALT-THOMAS CORPORATION

    (a) Bondable Net Lease Agreement                                 04/10/01

    (b) First Amendment to Bondable Net Lease Agreement              09/28/01

    (c) Memorandum of Lease                                          04/10/01

    (d) Letter Agreement                                             08/21/02

    (e) Multiparty Guaranty                                          09/__/02

    (f) Second Amendment to Bondable Net Lease Agreement             10/21/02

    (g) Assignment and Assumption of Lease (Opus to Stratford,
        Auriga, Golden Gate and DRD Trust)                           12/11/02

    (h) Assignment and Assumption of Lease (Stratford, Auriga,
        Golden Gate and DRD Trust to Scottsdale Thompson Peak,
        LLC)                                                         12/11/02

                             EXHIBIT C TO EXHIBIT F

                       ASSIGNMENT AND ASSUMPTION OF LEASE


         KNOW ALL MEN BY THESE PRESENTS, that OPUS WEST CORPORATION, a Minnesota corporation (hereinafter referred to as the "Assignor"), in consideration of the sum of Ten and No/100ths Dollars ($10.00) and other good and valuable consideration received from or on behalf of STRATFORD AMERICAN CORPORATION, an Arizona corporation, as to an undivided 80% interest, GOLDEN GATE APARTMENTS, LTD., L.P., a California limited partnership, as to an undivided 13% interest, DONALD R. DIAMOND, as Family Trustee of The DRD-97 Trust under Agreement dated August 8, 1997, as to an undivided 4% interest, and AURIGA PROPERTIES, INC., an Arizona corporation, as to an undivided 3% interest (collectively, hereinafter referred to as the "Assignee"), the receipt and sufficiency of which are hereby acknowledged, does hereby grant, bargain, sell, assign, transfer and set over unto Assignee the lease, together with all guaranties thereof and security deposits relating thereto (the "Lease"), wherein the Assignor is the lessor, involving that certain property located in Maricopa County, Arizona, which is more particularly described on EXHIBIT A attached hereto and made a part hereof by reference as if fully set forth herein. The Lease has been delivered and assigned to the Assignee and is more particularly described on EXHIBIT B attached hereto and made a part hereof by reference as if fully set forth herein. Notwithstanding the foregoing, Assignor (i) retains those assets and rights expressly set forth in Section 6.6 of that certain Purchase and Sale Agreement dated July 17, 2002, as amended to date, executed by Assignor and Assignee (as amended, the "Purchase Agreement"), and (ii) retains and shall remain solely liable for those warranties, rights and obligations (collectively, the "Unassigned Obligations") described in Section 6.7 of the Purchase Agreement.

         A portion of the consideration for this Assignment is that Assignee hereby assumes and agrees to perform all of the obligations (other than the Unassigned Obligations) of Assignor under the Lease from and after the date of this Assignment (including, but not limited to, all obligations with respect to security deposits or advance rental paid pursuant to the Lease). Assignee hereby indemnifies and agrees to hold harmless Assignor of and from any and all claims, actions and damages (including court costs and reasonable attorneys' fees) arising by reason of any default or breach by Assignee of the obligations (other than the Unassigned Obligations) so assumed subsequent to the date of this Assignment. Conversely, Assignor hereby indemnifies and agrees to hold harmless Assignee of and from any and all claims, actions and damages (including court costs and reasonable attorneys' fees) arising by reason of any default or breach by Assignor of the obligations imposed upon Assignor under the Lease arising and accruing prior to the date of this Assignment, or arising by reason of any default or breach by Assignor of the Unassigned Obligations.

         This instrument may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and such counterparts together constitute one and the same instrument. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

         TO  HAVE  AND  TO  HOLD  the  same   unto  the   Assignee,   its  legal
representatives, successors and assigns, forever.

         IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the 11th day of December, 2002.

                                      ASSIGNOR:

                                      OPUS WEST CORPORATION,
                                      a Minnesota corporation


                                      By: /s/ Thomas W. Roberts
                                          --------------------------------------
                                      Name: Thomas W. Roberts
                                      Title: President


                                      ASSIGNEE:

                                      STRATFORD AMERICAN
                                      CORPORATION, an Arizona
                                      corporation


                                      By: /s/ Mel L. Shultz
                                          --------------------------------------
                                      Name: Mel L. Shultz
                                      Title: President

                                      GOLDEN GATE APARTMENTS, LTD.,
                                      L.P., a California limited partnership

                                      By: /s/ Frank A. Aries by
                                          David Goldstein, his attorney in fact
                                          --------------------------------------
                                         Name:  David Goldstein
                                         Title:  General Partner


                                      /s/ Donald R. Diamond
                                      ------------------------------------------
                                      DONALD R. DIAMOND, as Family
                                      Trustee of The DRD-97 Trust under
                                      Agreement dated August 8, 1997

                                      AURIGA PROPERTIES, INC., an
                                      Arizona corporation

                                      By: /s/ David Goldstein
                                          --------------------------------------
                                      Name:  David Goldstein
                                      Title:  V.P.

                                    EXHIBIT A

                                LEGAL DESCRIPTION

That portion of Tract b, FIRST AMENDMENT TO STATE PLAT NO. 27 AMENDED, CORE NORTH, according to Book 395 of Maps, page 21, records of Maricopa County, Arizona, located in a portion of the Southwest quarter of Section 23, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Northwest corner of said Tract b;

Thence North 89 degrees 58 minutes 25 seconds East, along the northerly line of said Tract b, a distance of 65.00 feet to a point lying on the East right-of-way line of Scottsdale Road as shown on MAP OF DEDICATION, SCOTTSDALE ROAD AND DEER VALLEY ROAD, GRAYHAWK, according to Book 462 of Maps, page 50, records of Maricopa County, Arizona;

Thence South 00 degrees 01 minutes 35 seconds East, leaving said northerly line along said East right-of-way line, a distance of 846.11 feet to the TRUE POINT OF BEGINNING;

Thence North 89 degrees 58 minutes 25 seconds East, leaving said East right-of-way line, a distance of 95.10 feet;

Thence South 85 degrees 55 minutes 11 seconds East 69.81 feet;

Thence North 89 degrees 58 minutes 25 seconds East a distance of 18.52 feet to a point lying on a curve concave southerly the radius of which bears South 80 degrees 34 minutes 53 seconds East a distance of 97.50 feet;

Thence easterly, along the arc of said curve through a central angle of 172 degrees 07 minutes 17 seconds a distance of 292.90 feet;

Thence South 88 degrees 27 minutes 36 seconds East, leaving said curve along a radial line, a distance of 2.00 feet to a point lying on a curve concentric with the last described curve and having a radius of 99.50 feet;

Thence southwesterly, along the arc of said curve through a central angle of 40 degrees 55 minutes 44 seconds a distance of 71.08 feet;

Thence South 47 degrees 31 minutes 52 seconds East, leaving said curve, a distance of 73.98 feet;

Thence South 00 degrees 01 minutes 35 seconds East a distance of 478.15 feet to a point lying on the North right-of-way line of Thompson Peak Parkway as shown

                                   Exhibit A
                                 (Page 1 of 2)
on MAP OF DEDICATION, VILLAGE 1, PHASE 1, GRAYHAWK, according to Book 421 of Maps, page 48, records of Maricopa County, Arizona;

Thence  North  89  degrees  59  minutes  07  seconds  West,   along  said  North
right-of-way line, a distance of 207.28 feet;

Thence North 00 degrees 00 minutes 53 seconds East, continuing along said North right-of-way line, a distance of 10.00 feet;

Thence North 89 degrees 59 minutes 07 seconds West, continuing along said North right-of-way line, a distance of 180.08 feet to the beginning of a curve concave northeasterly and having a radius of 20.00 feet;

Thence northwesterly, along the arc of said curve through a central angle of 89 degrees 57 minutes 33 seconds a distance of 31.40 feet to a point of tangency, said point lying on a said easterly right-of-way line of Scottsdale Road;

Thence North 00 degrees 01 minutes 35 seconds West, along said East right-of-way line, a distance of 586.06 feet to the TRUE POINT OF BEGINNING.

EXCEPT all oil, gas, other hydrocarbon substances, helium or other substances of a gaseous nature, coal, metals, minerals, fossils, fertilizer of every name and description and except all uranium, thorium or any other material which is or may be determined to be peculiarly essential to the production of fissionable materials whether or not of commercial value, as set forth in Section 37-231, ARS.

                                   Exhibit A
                                 (Page 2 of 2)

                                    EXHIBIT B

                                  TENANT LEASE


     TENANT/DOCUMENT                                               DOCUMENT DATE

1.   THE REINALT-THOMAS CORPORATION

     (a)  Bondable Net Lease Agreement                               04/10/01

     (b)  First Amendment to Bondable Net
          Lease Agreement                                            09/28/01

     (c)  Memorandum of Lease                                        04/10/01

     (d)  Letter Agreement                                           08/21/02

     (e)  Multiparty Guaranty                                        09/__/02

     (f)  Second Amendment to Bondable
          Net Lease Agreement                                        10/21/02






                                    Exhibit B
                                  (Page 1 of 1)

                             EXHIBIT D TO EXHIBIT F

                       ASSIGNMENT AND ASSUMPTION OF LEASE
                        (Scottsdale Thompson Peak, LLC)


     KNOW ALL MEN BY THESE PRESENTS, that STRATFORD AMERICAN CORPORATION, an Arizona corporation, as to an undivided 80% interest, GOLDEN GATE APARTMENTS, LTD., L.P., a California limited partnership, as to an undivided 13% interest, DONALD R. DIAMOND, as Family Trustee of The DRD-97 Trust under Agreement dated August 8, 1997, as to an undivided 4% interest, and AURIGA PROPERTIES, INC., an Arizona corporation, as to an undivided 3% interest (hereinafter referred to as the "Assignors"), in consideration of the sum of Ten and No/100ths Dollars ($10.00) and other good and valuable consideration received from or on behalf of SCOTTSDALE THOMPSON PEAK, LLC, an Arizona limited liability company (hereinafter referred to as the "Assignee"), the receipt and sufficiency of which are hereby acknowledged, do hereby grant, bargain, sell, assign, transfer and set over unto Assignee the lease, together with all guaranties thereof and security deposits relating thereto (the "Lease"), wherein the Assignors' predecessor in interest, Opus West Corporation, a Minnesota corporation ("Opus West") is the originally named lessor, involving that certain property located in Maricopa County, Arizona, which is more particularly described on EXHIBIT A attached hereto and made a part hereof by reference as if fully set forth herein. The Lease has been delivered and assigned to the Assignee and is more particularly described on EXHIBIT B attached hereto and made a part hereof by reference as if fully set forth herein. Notwithstanding the foregoing, Opus West (i) retained those assets and rights expressly set forth in Section 6.6 of that certain Purchase and Sale Agreement dated July 17, 2002, as amended to date, executed by and between Opus West and Stratford American Corporation, an Arizona corporation (as amended, the "Purchase Agreement"), and (ii) retained and shall remain solely liable for those warranties, rights and obligations (collectively, the "Unassigned Obligations") described in Section 6.7 of the Purchase Agreement.

     A portion of the consideration for this Assignment is that Assignee hereby assumes and agrees to perform all of the obligations (other than the Unassigned Obligations) of the Assignors or Opus West under the Lease from and after the date of this Assignment (including, but not limited to, all obligations with respect to security deposits or advance rental paid pursuant to the Lease). Assignee hereby indemnifies and agrees to hold harmless the Assignors and Opus West of and from any and all claims, actions and damages (including court costs and reasonable attorneys' fees) arising by reason of any default or breach by Assignee of the obligations (other than the Unassigned Obligations) so assumed subsequent to the date of this Assignment. Conversely, Assignors hereby assign to Assignee the benefit of (and hereby grant to Assignee a power of attorney, coupled with an interest, to enforce in the name of either the Assignee or the Assignors) the indemnity and hold harmless provisions contained in that certain Assignment and Assumption of Lease of even date herewith, whereby Opus West indemnified and agreed to hold harmless the Assignors of and from any and all claims, actions and damages (including court costs and reasonable attorneys' fees) arising by reason of any default or breach by Opus West of the obligations imposed upon Opus West under the Lease arising and accruing prior to the date of this Assignment, or arising by reason of any default or breach by Opus West of the Unassigned Obligations.

         This instrument may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and such counterparts together constitute one and the same instrument. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

     TO HAVE AND TO HOLD the same unto the Assignee, its legal representatives, successors and assigns, forever.

     IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the 11th day of December, 2002.

ASSIGNEE:                                ASSIGNORS:

SCOTTSDALE THOMPSON PEAK, LLC,           STRATFORD AMERICAN
an Arizona limited liability company     CORPORATION, an Arizona corporation

By: STRATFORD AMERICAN CORPORATION,      By:  /s/ Mel L. Shultz
    an Arizona corporation, as Manager        ----------------------------------
    and Member                                Mel L. Shultz, President

    By:  /s/ Mel L. Shultz
         -----------------------------   GOLDEN GATE APARTMENTS, LTD.,
         Mel L. Shultz, President        L.P., a California limited partnership

                                         By: /s/ Frank A. Aries by
                                             David Goldstein, his attorney
                                             in fact
                                             -----------------------------------
                                         Name:  David Goldstein
                                         Title:  General Partner

                                         AURIGA PROPERTIES, INC.,
                                         an Arizona corporation

                                         By: /s/ David Goldstein
                                             -----------------------------------
                                         Name:  David Goldstein
                                         Title:  V.P.


                                         /s/ Donald R. Diamond
                                         ---------------------------------------
                                         DONALD R. DIAMOND, as Family Trustee
                                         of The DRD-97 Trust under Agreement
                                         dated August 8, 1997

                                    EXHIBIT A

                                LEGAL DESCRIPTION

That portion of Tract b, FIRST AMENDMENT TO STATE PLAT NO. 27 AMENDED, CORE NORTH, according to Book 395 of Maps, page 21, records of Maricopa County, Arizona, located in a portion of the Southwest quarter of Section 23, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Northwest corner of said Tract b;

Thence North 89 degrees 58 minutes 25 seconds East, along the northerly line of said Tract b, a distance of 65.00 feet to a point lying on the East right-of-way line of Scottsdale Road as shown on MAP OF DEDICATION, SCOTTSDALE ROAD AND DEER VALLEY ROAD, GRAYHAWK, according to Book 462 of Maps, page 50, records of Maricopa County, Arizona;

Thence South 00 degrees 01 minutes 35 seconds East, leaving said northerly line along said East right-of-way line, a distance of 846.11 feet to the TRUE POINT OF BEGINNING;

Thence North 89 degrees 58 minutes 25 seconds East, leaving said East right-of-way line, a distance of 95.10 feet;

Thence South 85 degrees 55 minutes 11 seconds East 69.81 feet;

Thence North 89 degrees 58 minutes 25 seconds East a distance of 18.52 feet to a point lying on a curve concave southerly the radius of which bears South 80 degrees 34 minutes 53 seconds East a distance of 97.50 feet;

Thence easterly, along the arc of said curve through a central angle of 172 degrees 07 minutes 17 seconds a distance of 292.90 feet;

Thence South 88 degrees 27 minutes 36 seconds East, leaving said curve along a radial line, a distance of 2.00 feet to a point lying on a curve concentric with the last described curve and having a radius of 99.50 feet;

Thence southwesterly, along the arc of said curve through a central angle of 40 degrees 55 minutes 44 seconds a distance of 71.08 feet;

Thence South 47 degrees 31 minutes 52 seconds East, leaving said curve, a distance of 73.98 feet;

Thence South 00 degrees 01 minutes 35 seconds East a distance of 478.15 feet to a point lying on the North right-of-way line of Thompson Peak Parkway as shown

                                   Exhibit A
                                 (Page 1 of 2)
on MAP OF DEDICATION, VILLAGE 1, PHASE 1, GRAYHAWK, according to Book 421 of Maps, page 48, records of Maricopa County, Arizona;

Thence  North  89  degrees  59  minutes  07  seconds  West,   along  said  North
right-of-way line, a distance of 207.28 feet;

Thence North 00 degrees 00 minutes 53 seconds East, continuing along said North right-of-way line, a distance of 10.00 feet;

Thence North 89 degrees 59 minutes 07 seconds West, continuing along said North right-of-way line, a distance of 180.08 feet to the beginning of a curve concave northeasterly and having a radius of 20.00 feet;

Thence northwesterly, along the arc of said curve through a central angle of 89 degrees 57 minutes 33 seconds a distance of 31.40 feet to a point of tangency, said point lying on a said easterly right-of-way line of Scottsdale Road;

Thence North 00 degrees 01 minutes 35 seconds West, along said East right-of-way line, a distance of 586.06 feet to the TRUE POINT OF BEGINNING.

EXCEPT all oil, gas, other hydrocarbon substances, helium or other substances of a gaseous nature, coal, metals, minerals, fossils, fertilizer of every name and description and except all uranium, thorium or any other material which is or may be determined to be peculiarly essential to the production of fissionable materials whether or not of commercial value, as set forth in Section 37-231, ARS.

                                   Exhibit A
                                 (Page 2 of 2)

                                    EXHIBIT B

                                  TENANT LEASE


     TENANT/DOCUMENT                                               DOCUMENT DATE

1.   THE REINALT-THOMAS CORPORATION

     (a)  Bondable Net Lease Agreement                               04/10/01

     (b)  First Amendment to Bondable Net
          Lease Agreement                                            09/28/01

     (c)  Memorandum of Lease                                        04/10/01

     (d)  Letter Agreement                                           08/21/02

     (e)  Multiparty Guaranty                                        09/__/02

     (f)  Second Amendment to Bondable
          Net Lease Agreement                                        10/21/02






                                    Exhibit B
                                  (Page 1 of 1)

                                    EXHIBIT G

                   BLANKET TRANSFER, ASSIGNMENT AND ASSUMPTION


     THIS BLANKET TRANSFER, ASSIGNMENT AND ASSUMPTION (the "Assignment") is made and entered into this ____ day of _________________,2004, by and between SCOTTSDALE THOMPSON PEAK, LLC, an Arizona limited liability company (hereinafter referred to as the "Assignor"), and ___________________________, a(n)
________________________ (hereinafter referred to as the "Assignee").

                              W I T N E S S E T H:

     For and in consideration of the sum of Ten and No/100 Dollars ($10.00), the conveyance by the Assignor to the Assignee of the improved real property located in Maricopa County, Arizona, and more particularly described on EXHIBIT A attached hereto and incorporated herein by reference (the "Property"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby transfers, grants, conveys and assigns to the Assignee the following, to-wit:

     1. All of the Assignor's right, title and interest in and to the existing service contracts, if any, relating to the Property that are listed on EXHIBIT B attached hereto and incorporated herein by reference (hereinafter referred to as the "Contracts").

     2.   All  of  the  Assignor's  right,  title  and  interest  in  and to any
assignable  or  otherwise  transferable  licenses,   permits,   certificates  of
occupancy and other governmental approvals relating to the Property.

     3. All of the Assignor's right, title and interest in and to any air conditioners, furniture, fixtures, machinery, equipment, supplies, utility taps and other personal property located at the Property and owned by Assignor, if any (the "Personal Property").

     4. A nonexclusive assignment of all of the Assignor's right, title and interest in and to all unexpired warranties and guaranties given by third parties unaffiliated with the Assignor to, assigned to or benefiting the Assignor and relating to the Property and any Personal Property conveyed by Assignor to Assignee in connection therewith regarding the acquisition, construction, design, use, operation, management or maintenance of the Property or Personal Property, to the extent that the same may exist and may be assignable; provided, however, the Assignor shall and does hereby retain the nonexclusive ownership of all such unexpired warranties and guaranties and shall have the right to enforce same prior to the expiration thereof.

     The Assignor has delivered to the Assignee a copy of the final plans and specifications relating to the construction of the improvements on the Property solely for the Assignee's use in connection with the ownership, operation and maintenance of the Property. Neither the Assignee nor its successors or assigns may use such final plans and specifications for any purpose other than that described in the preceding sentence without the Assignor's prior written consent, and the Assignee shall indemnify, defend, protect and hold harmless the Assignor and its affiliates from any unauthorized use of such final plans and specifications.

     With respect to the Contracts assigned in paragraph 1 above, the Assignee hereby assumes the Contracts and agrees to perform all of the obligations of the Assignor arising under the Contracts on, from and after the date hereof, and the Assignee hereby indemnifies and agrees to hold harmless the Assignor against and from any and all claims, demands, actions, causes of action, losses, damages, liabilities, costs or expenses (including, without limitation, reasonable attorneys' fees) incurred as a consequence of any alleged default, breach, act or occurrence brought against or suffered by the Assignor which occurs or may be alleged to occur with respect to any default or breach under the Contracts by the Assignee of the obligations so assumed subsequent to the date of this Assignment. Conversely, the Assignor hereby indemnifies and agrees to hold harmless the Assignee against and from any and all claims, demands, actions, causes of action, losses, damages, liabilities, costs or expenses (including, without limitation, reasonable attorneys' fees) incurred as a consequence of any alleged default, breach, act or occurrence brought against or suffered by the Assignee which occurs or may be alleged to occur with respect to any default or breach under the Contracts by the Assignor arising prior to the date of this Assignment.

     This Assignment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and such counterparts together constitute one and the same instrument. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

     IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the day and year first above written.

                                      ASSIGNOR:

                                      SCOTTSDALE THOMPSON PEAK, LLC,
                                      an Arizona limited liability company

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

                                      ASSIGNEE:

                                      ____________________________________, a(n)
                                      __________________________________________

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

                             EXHIBIT A TO EXHIBIT G

                                LEGAL DESCRIPTION


PARCEL NO. 1:

That portion of Tract b, FIRST AMENDMENT TO STATE PLAT NO. 27 AMENDED, CORE NORTH, according to Book 395 of Maps, page 21, records of Maricopa County, Arizona, located in a portion of the Southwest quarter of Section 23, Township 4 North, Range 4 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, more particularly described as follows:

COMMENCING at the Northwest corner of said Tract b;

Thence North 89 degrees 58 minutes 25 seconds East, along the northerly line of said Tract b, a distance of 65.00 feet to a point lying on the East right-of-way line of Scottsdale Road as shown on MAP OF DEDICATION, SCOTTSDALE ROAD AND DEER VALLEY ROAD, GRAYHAWK, according to Book 462 of Maps, page 50, records of Maricopa County, Arizona;

Thence South 00 degrees 01 minutes 35 seconds East, leaving said northerly line along said East right-of-way line, a distance of 846.11 feet to the TRUE POINT OF BEGINNING;

Thence North 89 degrees 58 minutes 25 seconds East, leaving said East right-of-way line, a distance of 95.10 feet;

Thence South 85 degrees 55 minutes 11 seconds East 69.81 feet;

Thence North 89 degrees 58 minutes 25 seconds East a distance of 18.52 feet to a point lying on a curve concave southerly the radius of which bears South 80 degrees 34 minutes 53 seconds East a distance of 97.50 feet;

Thence easterly, along the arc of said curve through a central angle of 172 degrees 07 minutes 17 seconds a distance of 292.90 feet;

Thence South 88 degrees 27 minutes 36 seconds East, leaving said curve along a radial line, a distance of 2.00 feet to a point lying on a curve concentric with the last described curve and having a radius of 99.50 feet;

Thence southwesterly, along the arc of said curve through a central angle of 40 degrees 55 minutes 44 seconds a distance of 71.08 feet;

Thence South 47 degrees 31 minutes 52 seconds East, leaving said curve, a distance of 73.98 feet;

Thence South 00 degrees 01 minutes 35 seconds East a distance of 478.15 feet to a point lying on the North right-of-way line of Thompson Peak Parkway as shown on MAP OF DEDICATION, VILLAGE 1, PHASE 1, GRAYHAWK, according to Book 421 of Maps, page 48, records of Maricopa County, Arizona;

Thence  North  89  degrees  59  minutes  07  seconds  West,   along  said  North
right-of-way line, a distance of 207.28 feet;

Thence North 00 degrees 00 minutes 53 seconds East, continuing along said North right-of-way line, a distance of 10.00 feet;

Thence North 89 degrees 59 minutes 07 seconds West, continuing along said North right-of-way line, a distance of 180.08 feet to the beginning of a curve concave northeasterly and having a radius of 20.00 feet;

Thence northwesterly, along the arc of said curve through a central angle of 89 degrees 57 minutes 33 seconds a distance of 31.40 feet to a point of tangency, said point lying on said East right-of-way line of Scottsdale Road;

Thence North 00 degrees 01 minutes 35 seconds West, along said East right-of-way line, a distance of 586.06 feet to the TRUE POINT OF BEGINNING.

EXCEPT all oil, gas, other hydrocarbon substances, helium or other substances of a gaseous nature, coal, metals, minerals, fossils, fertilizer of every name and description and except all uranium, thorium or any other material which is or may be determined to be peculiarly essential to the production of fissionable materials whether or not of commercial value, as set forth in Section 37-231, A.R.S.

PARCEL NO. 2:

A perpetual, non-exclusive right of way and Easement for drainage as set forth in instrument recorded in Document No. 2001-292316.

PARCEL NO. 3

A perpetual, non-exclusive Easement for utility and access as set forth in instrument recorded in Document No. 2001-921609.

PARCEL NO. 4:

Easements for parking, access, drainage, utilities and encroachments as set forth in instruments recorded in Document No. 2001-790145 and in Document No. 2003-0366082.

                             EXHIBIT B TO EXHIBIT G

                               [LIST OF CONTRACTS]

                                    EXHIBIT H

                                NOTICE TO TENANT

[TENANT]

___________________________
___________________________
___________________________


RE:      Change of Ownership of Discount Tire Office Building

Dear Reader:

     Notice is hereby given that on _________________, 2004, ________________________ a(n) _________________________, became legal owner and landlord under your lease ("Lease") of _____________________, located in Scottsdale, Arizona. Effective ___________________, 2004, any and all payments due under your Lease (including your next rental payment, if applicable) shall be made payable to the following at the following address:

                    ________________________________________
                    ________________________________________
                    ________________________________________

Any notices to landlord under your Lease are to be sent as follows:

                    ________________________________________
                    ________________________________________
                    ________________________________________
                    Attn: __________________________________

With a copy to:

                    ________________________________________
                    ________________________________________
                    Attn: __________________________________
                    Telephone No. __________________________
                    Telecopy No. ___________________________

Thank you.

                                      Very truly yours,

                                      SCOTTSDALE THOMPSON PEAK, LLC,
                                      an Arizona limited liability company

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________

                                      ASSIGNEE:

                                      ____________________________________, a(n)
                                      __________________________________________

                                      By: ______________________________________
                                      Name: ____________________________________
                                      Title: ___________________________________



                                       2